UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/10

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have a different fiscal year end and, therefore, different N-CSR reporting requirements. Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Dreyfus/The Boston Company International Core Equity Fund

Dreyfus/The Boston Company Large Cap Core Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund

Dreyfus/The Boston Company Small Cap Value Fund

Dreyfus/The Boston Company Small/Mid Growth Fund

Dreyfus/Standish Intermediate Tax Exempt Bond Fund

Dreyfus/Newton International Equity Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Emerging
Markets Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Emerging Markets Core Equity Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in most parts of the world in our analysis, recent uncertainty regarding the breadth and strength of the global economic recovery has led to bouts of weakness in some of the riskier asset classes, including international stocks. Former engines of growth appear stalled as large parts of the developed world remain indebted and burdened by weak housing markets. While some look to the developing world as an engine of economic growth, most emerging economies don’t yet have the demand infrastructure needed to support large-scale imports capable of meaningfully lifting global economic activity.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for some equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your global portfolio allocation in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Sean P. Fitzgibbon, CFA, and Jay Malikowski, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Emerging Markets Core Equity Fund’s Class A shares produced a total return of 18.85%, Class C shares returned 17.95% and Class I shares returned 19.73%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Emerging Markets Index (the “MSCI EM Index”), produced a total return of 20.22% for the same period.2 Emerging markets stocks posted significant gains during the reporting period despite relative weakness in developed markets stemming from a sluggish global economic recovery.The fund produced lower returns than its benchmark, primarily due to mild shortfalls in the telecommunications and energy sectors, which offset above-average results in the consumer discretionary and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue this goal, the fund normally invests at least 80% of its assets in equity securities of companies that are located in foreign countries represented in the MSCI EM Index. The fund may invest up to 20% of its net assets in fixed income securities and may invest in preferred stocks of any credit quality if common stocks of the relevant company are not available.The fund employs a “bottom-up” investment approach, which emphasizes individual stock selection.

Emerging Markets Fare Well Despite Sluggish Global Economy

Robust economic growth in the emerging markets supported global manufacturing activity over the first half of the reporting period, fueling improved confidence among businesses, consumers and investors throughout the world. However, investor sentiment deteriorated in May 2010 due to a sovereign debt crisis in Europe, where Greece found itself unable to finance a heavy debt load. In addition, global investors worried that efforts to forestall inflationary pressures in China might dampen a key engine of global economic growth. An appreciating currency hurt

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

exports in Japan, and high unemployment levels weighed on the United States. The sovereign debt crisis was especially hard on banking stocks, particularly those exposed to Europe’s more indebted economies. Energy stocks throughout the world were punished by the catastrophic oil spill in the Gulf of Mexico early in the reporting period, as investors reacted to uncertainty regarding potential liabilities and regulatory scrutiny of offshore drilling activity.

In contrast, companies in the emerging markets had relatively little exposure to these adverse developments. Instead, robust economic growth and higher stock prices in the emerging markets were supported by the ongoing build-out of industrial infrastructures in China, India and other nations with low-cost labor and manufacturing resources, as well as the expansion of a growing middle class of domestic consumers. Therefore, while macroeconomic factors sparked declines in developed markets during the spring and summer of 2010, the emerging markets generally continued to advance.

Stock Selections Produced Mixed Results

Although the fund participated to a substantial degree in the emerging markets’ overall gains, results from its energy holdings were undermined by Russian integrated oil producers Gazprom and LUKOIL. Gazprom’s earnings suffered due to stubbornly low natural gas prices, while LUKOIL was unable to meet production targets during the reporting period. Similarly, in the telecommunications sector, Russian mobile telephone carrier VimpelCom declined when shareholders expressed discontent regarding recent acquisitions in Italy and Algeria. The fund’s investments in Latin America also generally lagged market averages, mainly due to the fund’s emphasis on Brazil and positioning in Petroleo Brasileiro (Petrobras) where a worse than expected capital raise hurt the performance of Petrobras’ stock.

The fund achieved better relative results in the consumer discretionary sector, where Chinese automotive retailer Great Wall Motor restructured during the downturn, enabling it to accelerate earnings growth in the recovery. Korean auto parts producer Hyundai Mobis gained value after boosting sales both in Korea and overseas markets when car and truck production recovered from depressed levels worldwide. In Thailand, food producers fared well, as Charoen Pokphand Foods expanded into underserved markets and noodle maker Indofood Sukses Makmur gained market share. In the industrials sector, Chinese diesel

4

engines manufacturer Weichai Power benefited from rising demand for its products from package delivery service companies. In India, automaker Tata Motors achieved higher profits and market share after acquiring the Land Rover brand.

Finding Opportunities in Growing Markets

Although near-term prospects for stocks in other regions of the world are uncertain, we remain optimistic regarding the emerging markets, particularly those nations where domestic consumption and incomes are rising and household debt levels remain relatively low.We recently found a number of compelling opportunities meeting our criteria in China and India, where equity valuations have become more attractive. Conversely, we have grown more cautious regarding information technology companies, as the cycle for semiconductors appears to have peaked and some products may suffer from overcapacity.

October 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies.These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
Emerging markets tend to be more volatile than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets.The index consists of 26 MSCI emerging market national indices. MSCI Indices reflect investable opportunities for global investors by taking into account local market restrictions on share ownership by foreigners. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund Class I shares and the Morgan Stanley Capital International Emerging Markets Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Emerging
Markets Core Equity Fund on 7/10/06 (inception date) to a $10,000 investment made in the Morgan Stanley Capital
International Emerging Markets Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 6/30/06 is used as the beginning value on 7/10/06.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance in global emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/09	11.99%	10.76%††
without sales charge	3/31/09	18.85%	12.33%††
Class C shares
with applicable redemption charge †	3/31/09	16.95%	12.02%††
without redemption	3/31/09	17.95%	12.02%††
Class I shares	7/10/06	19.73%	12.57%
Morgan Stanley Capital International
Emerging Markets Index†††	6/30/06	20.22%	11.47%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 6/30/06 is used as the beginning value on 7/10/06 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Emerging Markets Core Equity Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 11.76	$ 15.66	$ 7.86
Ending value (after expenses)	$1,085.70	$1,082.60	$1,090.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

† Expenses are equal to the fund’s annualized expense ratio of 2.25% for Class A, 3.00% for Class C and 1.50%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 11.36	$ 15.12	$ 7.59
Ending value (after expenses)	$1,013.79	$1,010.03	$1,017.55

8

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—86.2%	Shares		Value ($)
Bermuda—.4%
Central European Media Enterprises, Cl. A	2,560	[a,b]	63,872
Brazil—4.6%
Banco do Brasil	9,400		178,500
Fleury	11,400		141,489
Gafisa	16,800		129,574
Obrascon Huarte Lain Brasil	2,300		72,045
Rossi Residencial	16,800		160,851
Totvs	1,000		76,773
			759,232
China—7.4%
Bank of China, Cl. H	297,000		155,795
China Construction Bank, Cl. H	216,000		189,306
China Petroleum & Chemical, Cl. H	266,000		235,870
China Vanadium Titano-Magnetite Mining	323,000		149,451
Great Wall Motor, Cl. H	60,000		162,395
Industrial & Commercial Bank of China, Cl. H	173,000		128,877
Weichai Power, Cl. H	12,000		126,823
Zhejiang Expressway, Cl. H	66,000		62,267
			1,210,784
Hong Kong—7.8%
China Agri-Industries Holdings	157,481		223,266
China Minsheng Bank, Cl. H	122,500		109,730
China Mobile	44,500		455,676
CNOOC	122,000		236,489
Guangdong Investment	150,000		78,298
Hutchison Whampoa	8,000		74,650
Tianjin Development Holdings	124,000	[b]	95,891
			1,274,000
Hungary—1.7%
MOL Hungarian Oil and Gas	1,330	[b]	139,766
OTP Bank	5,130 [b]		134,680
			274,446
India—11.1%
Apollo Tyres	82,250		148,356
Balrampur Chini Mills	46,110		95,073

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
India (continued)
Bank of Baroda	7,840	152,281
Canara Bank	9,200	119,292
Chambal Fertilizers & Chemicals	68,940	105,631
Oil & Natural Gas	4,070	126,946
Oriental Bank Of Commerce	16,341	167,647
Sintex Industries	15,880	136,288
SpiceJet	74,240 [b]	123,582
Tata Consultancy Services	13,480	276,755
Tata Motors	9,200	224,661
Union Bank of India	7,030	60,749
Welspun	13,950	83,464
		1,820,725
Indonesia—2.3%
Astra International	22,500	142,941
Bank Mandiri	125,500	101,244
Indofood Sukses Makmur	209,000	127,625
		371,810
Malaysia—1.7%
Axiata Group	57,700 [b]	81,868
Hong Leong Bank	19,800	58,432
Tenaga Nasional	48,300	138,000
		278,300
Mexico—2.4%
America Movil, ADR, Ser. L	4,190	223,453
Fomento Economico Mexicano, ADR	3,380	171,467
		394,920
Poland—1.0%
Getin Holding	20,360 [b]	75,645
KGHM Polska Miedz	2,230	89,987
		165,632
Russia—6.5%
Gazprom, ADR	16,190	339,828
LUKOIL, ADR	6,000	340,800
Magnitogorsk Iron & Steel Works, GDR	5,030 [c,d]	65,239
MMC Norilsk Nickel, ADR	8,902	151,779
VimpelCom, ADR	11,440 [b]	169,884
		1,067,530

10

Common Stocks (continued)	Shares	Value ($)
South Africa—6.7%
African Rainbow Minerals	4,020	96,892
Aveng	25,940	161,887
FirstRand	49,640	152,832
Gold Fields	6,450	97,718
Metropolitan Holdings	25,348	59,640
MTN Group	19,244	347,870
Sasol	4,090	183,592
		1,100,431
South Korea—15.6%
Busan Bank	11,620	143,180
Chong Kun Dang Pharmaceutical	2,320	49,035
Daegu Bank	8,230	108,266
Daehan Steel	4,690	35,784
Hana Financial Group	3,280	97,084
Hyosung	1,464	157,923
Hyundai Mipo Dockyard	631	104,314
Hyundai Mobis	1,543	347,776
Korea Electric Power	3,780 [b]	97,463
KT	3,220	129,054
Kukdo Chemical	1,400	50,585
POSCO	491	222,193
Samsung Electronics	733	499,488
Shinhan Financial Group	2,840	108,718
SK Energy	901	114,971
SK Holdings	846	87,920
Woori Finance Holdings	4,780	59,527
Youngone	8,316	71,692
Youngone Holdings	2,594	68,589
		2,553,562
Taiwan—8.3%
Advanced Semiconductor Engineering	88,892	71,844
Asia Cement	53,169	54,204
Chunghwa Telecom	29,000	64,978
CTCI	115,000	126,442
Fubon Financial Holding	93,195	114,698
HON HAI Precision Industry	57,240	215,281
HTC	8,300	188,362

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Taiwan (continued)
Lite-On Technology	206		259
Powertech Technology	38,500		123,850
Taishin Financial Holdings	253,463	[b]	113,582
Taiwan Semiconductor Manufacturing, ADR	28,749		291,515
			1,365,015
Thailand—2.5%
Asian Property Development	323,700		74,211
Bangchak Petroleum	156,700		75,189
Banpu	3,600		78,262
Charoen Pokphand Foods	76,200		56,757
Kasikornbank	32,200		126,987
			411,406
Turkey—4.2%
Arcelik	17,860		98,156
Haci Omer Sabanci Holding	21,587		111,923
KOC Holding	25,780		122,970
Turkiye Halk Bankasi	16,550		153,310
Turkiye Is Bankasi, Cl. C	47,621		202,460
			688,819
United States—2.0%
AsiaInfo-Linkage	4,740 [a,b]		93,520
iShares MSCI Emerging Markets Index Fund	5,100		228,327
			321,847
Total Common Stocks
(cost $10,975,941)			14,122,331

Preferred Stocks—13.0%
Brazil
Banco Bradesco	17,275		346,317
Banco do Estado do Rio Grande do Sul	8,500		85,603
Bradespar	5,700		136,436
Cia de Bebidas das Americas	1,400		169,663
Cia Paranaense de Energia, Cl. B	10,100		222,355
Itau Unibanco Holding	9,924		237,367
Marfrig Alimentos	9,300		94,759
Petroleo Brasileiro	14,700		237,094
Usinas Siderurgicas de Minas Gerais, Cl. A	4,350		58,360

12

Preferred Stocks (continued)	Shares	Value ($)
Brazil (continued)
Vale, Cl. A	18,700	511,708
Vivo Participacoes	1,300	35,496
Total Preferred Stocks
(cost $1,349,179)		2,135,158

Investment of Cash Collateral
for Securities Loaned—.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $144,550)	144,550 [e]	144,550
Total Investments (cost $12,469,670)	100.1%	16,402,039
Liabilities, Less Cash and Receivables	(.1%)	(14,360)
Net Assets	100.0%	16,387,679

ADR—American Depository Receipts
GDR—Global Depository Receipts

a Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund's securities on loan was
$140,042 and the market value of the collateral held by the fund was $144,550.
b Non-income producing security.
c The valuation of this security has been determined in good faith by management under the direction of the Board of
Trustees.At September 30, 2010, the value of this security amounted to $65,239 or 0.4% of net assets.
d Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At September 30, 2010, this securitiy had a market value of $65,239 or 0.4% of net assets.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.9	Consumer Staples	5.7
Energy	12.9	Utilities	3.3
Materials	12.6	Exchange Traded Funds	1.4
Information Technology	11.2	Health Care	1.2
Industrial	9.3	Money Market Investments	.9
Telecommunication Services	9.2
Consumer Discretionary	8.5		100.1

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $140,042)—Note 1(c):
Unaffiliated issuers		12,325,120	16,257,489
Affiliated issuers		144,550	144,550
Cash denominated in foreign currencies		180,472	182,647
Dividends and interest receivable			22,012
Receivable for shares of Beneficial Interest subscribed			6,952
Prepaid expenses			19,801
			16,633,451
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			20,998
Cash overdraft due to Custodian			41,622
Liability for securities on loan—Note 1(c)			144,550
Accrued expenses			38,602
			245,772
Net Assets ($)			16,387,679
Composition of Net Assets ($):
Paid-in capital			15,420,835
Accumulated distributions in excess of investment income—net			(23,114)
Accumulated net realized gain (loss) on investments			(2,944,928)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			3,934,886
Net Assets ($)			16,387,679

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	152,455	257,685	15,977,539
Shares Outstanding	5,649	9,777	596,339
Net Asset Value Per Share ($)	26.99	26.36	26.79

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends (net of $45,498 foreign taxes withheld at source):
Unaffiliated issuers	362,549
Affiliated issuers	72
Income from securities lending—Note 1(c)	1,010
Total Income	363,631
Expenses:
Investment advisory fee—Note 3(a)	177,199
Custodian fees—Note 3(c)	126,168
Registration fees	55,039
Accounting and administrative fees—Note 3(a)	45,000
Shareholder servicing costs—Note 3(c)	32,899
Professional fees	25,580
Prospectus and shareholders' reports	14,970
Distribution fees—Note 3(b)	1,573
Trustees' fees and expenses—Note 3(d)	1,255
Interest expense—Note 2	297
Miscellaneous	16,627
Total Expenses	496,607
Less—expense reimbursement from The Dreyfus
Corporation due to undertaking—Note 3(a)	(250,935)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	245,671
Investment Income—Net	117,960
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	2,686,493
Net realized gain (loss) on forward foreign currency exchange contracts	(26,816)
Net Realized Gain (Loss)	2,659,677
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	103,468
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	297
Net Unrealized Appreciation (Depreciation)	103,765
Net Realized and Unrealized Gain (Loss) on Investments	2,763,442
Net Increase in Net Assets Resulting from Operations	2,881,402

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	117,960	175,825
Net realized gain (loss) on investments	2,659,677	(5,429,445)
Net unrealized appreciation
(depreciation) on investments	103,765	6,970,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,881,402	1,716,980
Dividends to Shareholders from ($):
Investment income—net:
Class C Shares	(2,360)	—
Class I Shares	(218,041)	(189,770)
Net realized gain on investments:
Class I Shares	—	(620,343)
Total Dividends	(220,401)	(810,113)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	127,583	17,539
Class C Shares	53,392	159,324
Class I Shares	1,420,351	21,038,573
Dividends reinvested:
Class C Shares	2,139	—
Class I Shares	137,480	613,697
Cost of shares redeemed:
Class A Shares	(13,885)	—
Class C Shares	(8,496)	—
Class I Shares	(4,780,001)	(21,275,819)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(3,061,437)	553,314
Total Increase (Decrease) in Net Assets	(400,436)	1,460,181
Net Assets ($):
Beginning of Period	16,788,115	15,327,934
End of Period	16,387,679	16,788,115
Undistributed (distributions in excess of)
investment income—net	(23,114)	133,280

16

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	5,107	1,095
Shares redeemed	(553)	—
Net Increase (Decrease) in Shares Outstanding	4,554	1,095
Class C
Shares sold	2,190	7,867
Shares issued for dividends reinvested	89	—
Shares redeemed	(369)	—
Net Increase (Decrease) in Shares Outstanding	1,910	7,867
Class I
Shares sold	59,386	903,194
Shares issued for dividends reinvested	5,719	44,521
Shares redeemed	(200,276)	(934,915)
Net Increase (Decrease) in Shares Outstanding	(135,171)	12,800

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.70	13.55
Investment Operations:
Investment income—net[b]	.17	.14
Net realized and unrealized
gain (loss) on investments	4.12	9.01
Total from Investment Operations	4.29	9.15
Net asset value, end of period	26.99	22.70
Total Return (%)[c]	18.85	67.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.69	11.21[e]
Ratio of net expenses to average net assets	2.25	2.00[e]
Ratio of net investment income
to average net assets	.71	1.56[e]
Portfolio Turnover Rate	102.30	157.45[f]
Net Assets, end of period ($ x 1,000)	152	25

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover rate for the fund for the year.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.62	13.55
Investment Operations:
Investment (loss)—net[b]	(.13)	(.03)
Net realized and unrealized
gain (loss) on investments	4.17	9.10
Total from Investment Operations	4.04	9.07
Distributions:
Dividends from investment income—net	(.30)	—
Net asset value, end of period	26.36	22.62
Total Return (%)[c]	17.95	66.94[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.18	3.80[e]
Ratio of net expenses to average net assets	3.00	2.75[e]
Ratio of net investment (loss)
to average net assets	(.57)	(.35)[e]
Portfolio Turnover Rate	102.30	157.45[f]
Net Assets, end of period ($ x 1,000)	258	178

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Represents portfolio turnover rate for the fund for the year.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	22.67	21.33	33.24	20.55	20.00
Investment Operations:
Investment income—net[c]	.18	.24	.35	.31	.06
Net realized and unrealized
gain (loss) on investments	4.26	2.21	(8.86)	12.62	.49
Total from Investment Operations	4.44	2.45	(8.51)	12.93	.55
Distributions:
Dividends from investment income—net	(.32)	(.26)	(.26)	(.24)	—
Dividends from net realized
gain on investments	—	(.85)	(3.14)	—	—
Total Distributions	(.32)	(1.11)	(3.40)	(.24)	—
Net asset value, end of period	26.79	22.67	21.33	33.24	20.55
Total Return (%)	19.73	14.90	(28.51)	63.25	2.75[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	3.07	3.50	2.74	3.18	8.64[e]
Ratio of net expenses
to average net assets	1.50	1.43	1.45	1.45	1.45[e]
Ratio of net investment income
to average net assets	.75	1.43	1.21	1.15	1.31[e]
Portfolio Turnover Rate	102.30	157.45	128	76	31[d]
Net Assets, end of period ($ x 1,000)	15,978	16,585	15,328	13,671	5,693

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b From July 10, 2006 (commencement of operations) to September 30, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 738 Class A and Class C shares of the fund.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securi-

22

ties and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	15,963,923	65,239	—	16,029,162
Mutual Funds/
Exchange
Traded Funds	372,877	—	—	372,877

† See Statement of Investments for country and industry classification.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund's financial statement disclosures.

24

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit. The fund is

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $544 from lending portfolio securities, pursuant to the securities lending agreement.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($) 9/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	220,220	4,657,119	4,877,339	—	—
Dreyfus
Institutional
Cash Advantage
Fund	—	6,261,213	6,116,663	144,550.9
Total	220,220	10,918,332	10,994,002	144,550.9

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends

26

from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on tax basis were as follows: undistributed ordinary income $61,103, accumulated capital losses $2,045,216 and unrealized appreciation $2,950,957.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $1,300,051 of the carryover expires in fiscal 2017 and $745,165 expires in fiscal 2018.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $220,401 and $200,787 and long-term capital gains $0 and $609,326, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and Thailand capital gain taxes, the fund decreased accumulated undistributed investment income-net by $53,953 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010 was approximately $21,400, with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of 1.10% of the value of the fund’s average daily net assets and is payable monthly. The Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct

28

expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 2.00%, 2.00% and 1.50%, respectively, of the value of such class’ average daily net assets. The expense reimbursement, pursuant to the undertaking, amounted to $250,935 during the period ended September 30, 2010.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 during the period ended September 30, 2010 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2010, Class C shares were charged $1,573 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A and Class C shares were charged $197 and $524, respectively, pursuant to the Shareholder Services Plan.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $444 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $196 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $126,168 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $16,535, Rule 12b-1 distribution plan fees $152, shareholder services plan fees $77, custodian fees $26,600, chief compliance officer fees $1,783 and transfer agency per account fees $235, which are offset against an expense reimbursement currently in effect in the amount of $24,384.

30

(d) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2010, redemption fees charged and retained by the fund amounted to $20.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2010, amounted to $16,186,361 and $19,369,787, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Forward contracts	70,616.44

32

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract. At September 30, 2010, there were no forward contracts outstanding.

At September 30, 2010, the cost of investments for federal income tax purposes was $13,453,599; accordingly, accumulated net unrealized appreciation on investments was $2,948,440 consisting of $4,171,940 gross unrealized appreciation and $1,223,500 gross unrealized depreciation.

The Fund 33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders Dreyfus/The Boston Company Emerging Markets Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Emerging Markets Core Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years or periods in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Emerging Markets Core Equity Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $407,329 as income sourced from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $74,354 as taxes paid from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also, the fund designates the maximum amount allowable, but not less than $147,671 as ordinary income dividends paid during the fiscal year ended September 30, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited)

36

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

38

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

40

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus/The Boston
Company International
Core Equity Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
31	Proxy Results
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company International
Core Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company International Core Equity Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in most parts of the world in our analysis, recent uncertainty regarding the breadth and strength of the global economic recovery has led to bouts of weakness in some of the riskier asset classes, including international stocks. Former engines of growth appear stalled as large parts of the developed world remain indebted and burdened by weak housing markets. While some look to the developing world as an engine of economic growth, most emerging economies don’t yet have the demand infrastructure needed to support large-scale imports capable of meaningfully lifting global economic activity.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for some equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your global portfolio allocation in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Sean Fitzgibbon and Mark Bogar, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company International Core Equity Fund’s Class I shares produced a total return of 3.18%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.27% for the same period.2

International stocks encountered heightened volatility amid intensifying economic concerns, ending the reporting period with modest gains.The fund produced returns that were roughly in line with its benchmark, as above-average results from information technology and industrials stocks balanced shortfalls in the health care and materials sectors.

The Fund’s Investment Approach

The objective of the fund is to seek long-term growth of capital.To pursue this goal, the fund normally invests at least 80% of net assets in equity securities of companies that are represented in the MSCI EAFE Index and Canada.The fund intends to invest in a broad range of (and in any case at least five different) countries.The fund may invest up to 25% of its assets in emerging market countries, but no more than 5% of its assets may be invested in issuers located in any one emerging market country.

We employ a “bottom-up” investment approach, which emphasizes individual stock selection, and is designed to produce a diversified portfolio that, relative to the MSCI EAFE Index, frequently has a below-average price/earnings ratio and an above-average earnings growth trend.

International Equities Volatile in Struggling Economy

Robust economic growth in the emerging markets supported global manufacturing activity over the first half of the reporting period, fueling improved confidence among businesses, consumers and investors. However, investor sentiment deteriorated in May 2010 due to a sover-

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

eign debt crisis in Europe, where Greece found itself unable to finance a heavy debt load. In addition, global investors worried that efforts to forestall inflationary pressures in China might dampen a key engine of global economic growth. An appreciating currency hurt exports in Japan, and high unemployment levels weighed on the United States.

The sovereign debt crisis was especially hard on banking stocks, particularly those exposed to Europe’s more indebted economies. Energy stocks throughout the world were punished by the catastrophic oil spill in the Gulf of Mexico early in the reporting period, as investors reacted to uncertainty regarding potential liabilities and regulatory scrutiny of offshore drilling activity. In addition, over the reporting period’s second half, falling currency exchange rates relative to the U.S. dollar in most major markets except Japan undermined returns for U.S. residents.

Technology and Automobile Stocks Boosted Fund Results

In this environment, the fund achieved strong relative performance in the information technology sector, where Japanese electronics and industrial conglomerate Hitachi successfully restructured, reducing costs and boosting profit margins.The fund also benefited from lack of exposure to wireless handset maker Nokia, which has lost market share to smart-phones from other manufacturers. In the industrials sector, automakers Volkswagen and Honda Motor gained value as demand intensified for smaller cars and motorcycles in the emerging markets. Conversely, the fund did not own shares of Toyota Motor, which lost market share amid highly publicized safety recalls.The fund also benefited from its security selection strategy in Japan’s financials sector, where it avoided weakness among large banks and participated in gains among real estate firms.

The fund encountered more disappointing results in the health care sector, where German generic drug maker STADA Arzneimittel was hurt by intensifying pricing and competitive pressures, prompting us to sell the fund’s position in the company. Similarly, Swiss pharmaceutical giant Roche Holding was hurt when generic versions of its biologic medications put pressure on pricing. Results from the materials sector were undermined by Irish building materials company CRH when a number of government construction projects were delayed due to fiscal pressures stemming from Europe’s sovereign debt crisis and sluggish

4

economy. Finally, Swiss oil refiner Petroplus Holdings was hurt by overcapacity issues, which depressed earnings.

Finding Opportunities in Volatile Markets

As of the reporting period’s end, we expect the subpar global economic recovery to continue, with generally sluggish growth in developed markets and more robust expansion in emerging markets. In addition, equity valuations have moderated to more reasonable levels in some regions, especially Europe.Therefore, it is not surprising to us that our bottom-up stock selection process has found a number of opportunities in recently beaten-down sectors and regions, including energy stocks in the wake of the Gulf oil spill, certain European banks, and companies in Japan and Europe that derive significant revenues from the emerging markets. In our judgment, these strategies position the fund for gains as the global economy gradually gains momentum and investors refocus on the fundamental strengths of individual companies.

October 15, 2010

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging markets countries. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Each of these risks could increase the fund’s volatility.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1, 2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. – Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far
East (MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Returns are calculated on a month-end basis. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company International Core Equity Fund Class I shares and the Morgan Stanley Capital International Europe Australasia Far East Index

Average Annual Total Returns as of 9/30/10
	1 Year	5 Years	10 Years
Class I shares	3.18%	–1.50%	4.56%
Morgan Stanley Capital International
Europe Australasia Far East Index	3.27%	1.97%	2.56%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company International
Core Equity Fund on 9/30/00 to a $10,000 investment made in the Morgan Stanley Capital International Europe
Australasia Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific
Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company International Core Equity Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.12
Ending value (after expenses)	$1,006.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.15
Ending value (after expenses)	$1,020.96

†	Expenses are equal to the fund’s annualized expense ratio of .82% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—89.4%	Shares	Value ($)
Australia—6.1%
AGL Energy	6,980	109,091
Atlas Iron	40,730 [a]	91,333
Australia & New Zealand Banking Group	5,250	120,161
BHP Billiton	3,923	147,538
Commonwealth Bank of Australia	4,280	211,681
Dexus Property Group	191,570 [b]	158,313
Macquarie Group	2,410	84,487
Stockland	36,810	136,622
Westfield Group	13,482	159,760
		1,218,986
Austria—.9%
Erste Group Bank	4,688	187,701
Denmark—.9%
Carlsberg, Cl. B	1,720	179,337
Finland—1.5%
Fortum	4,620	120,863
Sampo, Cl. A	6,530	176,349
		297,212
France—10.6%
BNP Paribas	4,150	295,152
France Telecom	13,110	283,275
GDF Suez	6,143	219,913
Legrand	2,960	100,114
Rhodia	6,100	146,151
Sanofi-Aventis	3,378	225,073
Societe Generale	4,210	242,485
Technip	1,070	86,048
Total	7,020	361,795
Valeo	3,250 [a]	150,573
		2,110,579
Germany—3.8%
BASF	2,110	133,051
E.ON	3,330	98,192
Lanxess	1,760	96,429

8

Common Stocks (continued)	Shares	Value ($)
Germany (continued)
Metro	4,550	296,184
SAP	2,650	131,084
		754,940
Hong Kong—1.0%
Hongkong Land Holdings	33,000	204,930
Ireland—.8%
CRH	5,205	85,291
Dragon Oil	11,790 [a]	81,538
		166,829
Italy—2.2%
Enel	18,200	97,012
ENI	10,020	216,234
UniCredit	48,010	122,587
		435,833
Japan—18.7%
Asahi Kasei	19,000	104,696
Canon	5,300	247,287
Central Japan Railway	24	176,521
Daihatsu Motor	10,000	133,804
Daito Trust Construction	1,900	113,572
Fujitsu	31,000	217,609
Hino Motors	33,000	159,308
Hitachi	57,000	249,221
Honda Motor	6,100	216,511
JFE Holdings	1,900	58,106
Kaneka	15,000	90,022
Keihin	7,900	162,580
Lawson	2,300	105,385
Makita	3,900	123,662
Miraca Holding	3,800	134,511
Mitsubishi	9,400	223,064
Mitsubishi UFJ Financial Group	26,400	123,019
Sankyo	1,100	58,241
SMC	1,300	171,454

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Japan (continued)
Softbank	4,000		130,858
Sumitomo Mitsui Financial Group	4,800		139,837
Sumitomo Trust & Banking	10,000		50,072
Tokai Rika	3,900		65,966
Tokyo Gas	26,000		118,040
Toyo Suisan Kaisha	8,000		164,926
Yahoo! Japan	248		85,677
Yamada Denki	1,840		114,173
			3,738,122
Luxembourg—1.7%
ArcelorMittal	3,170		104,408
L’Occitane International	45,250		125,972
Millicom International Cellular, SDR	1,090		103,981
			334,361
Netherlands—4.0%
ING Groep	22,410 [a]		232,489
Koninklijke Ahold	7,250		97,729
Koninklijke Philips Electronics	6,380		200,522
TNT	6,350		170,623
Unilever	3,360		100,428
			801,791
Norway—1.6%
Petroleum Geo-Services	5,400	[a]	61,564
Subsea 7	4,757	[a]	92,937
Telenor	10,600		165,998
			320,499
Spain—4.3%
Amadeus IT Holding, Cl. A	5,250		96,585
Banco Bilbao Vizcaya Argentaria	19,660		265,469
Banco Santander	39,050		495,990
			858,044
Sweden—2.7%
Atlas Copco, Cl. A	11,600		223,899
Electrolux, Ser. B	6,320		155,648
Sandvik	10,030		153,716
			533,263

10

Common Stocks (continued)	Shares		Value ($)
Switzerland—8.1%
Adecco	2,570		134,300
Credit Suisse Group	4,750		203,022
Nestle	4,819		256,729
Novartis	3,046		174,673
Petroplus Holdings	7,580	[a]	91,949
Roche Holding	1,704		232,714
Sulzer	1,152		133,647
Transocean	2,780 [a]		180,071
Zurich Financial Services	860		201,555
			1,608,660
United Kingdom—19.5%
Anglo American	5,518		218,915
Barclays	52,280		246,051
Berkeley Group Holdings	12,000	[a]	155,707
British American Tobacco	8,450		315,193
BT Group	30,680		67,473
Compass Group	14,890		124,087
Cookson Group	22,296 [a]		191,585
GlaxoSmithKline	21,970		432,960
HSBC Holdings	20,440		207,104
IMI	13,450		162,161
Imperial Tobacco Group	4,180		124,563
Kingfisher	45,570		167,654
Legal & General Group	60,380		98,170
Old Mutual	59,910		130,628
Rio Tinto	5,100		298,110
Royal Dutch Shell, Cl. B	9,000		262,544
Smith & Nephew	9,560		87,178
Thomas Cook Group	63,360		170,996
Unilever	10,270		297,010
WPP	10,560		116,867
			3,874,956
United States—1.0%
Transocean	3,150	[a]	202,513
Total Common Stocks
(cost $15,178,946)			17,828,556

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Preferred Stocks—1.4%	Shares	Value ($)
Germany
Volkswagen
(cost $207,386)	2,370	286,032

Total Investments (cost $15,386,332)	90.8%	18,114,588
Cash and Receivables (Net)	9.2%	1,827,100
Net Assets	100.0%	19,941,688

SDR—Swedish Depository Receipts
a Non-income producing security.
b Purchased on a delayed delivery basis.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	23.0	Health Care	6.5
Industrial	11.6	Information Technology	5.2
Consumer Discretionary	11.1	Telecommunication Services	3.8
Consumer Staples	9.7	Utilities	3.8
Energy	8.2
Materials	7.9		90.8

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	15,386,332	18,114,588
Cash		31,337
Cash denominated in foreign currencies	41,577	42,199
Dividends and interest receivable		1,552,157
Receivable for investment securities sold		433,852
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4		273
Prepaid expenses		8,288
		20,182,694
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		25,994
Payable for investment securities purchased		157,664
Payable for shares of Beneficial Interest redeemed		3,084
Interest Payable—Note 2		70
Accrued expenses		54,194
		241,006
Net Assets ($)		19,941,688
Composition of Net Assets ($):
Paid-in capital		125,380,145
Accumulated undistributed investment income—net		134,330
Accumulated net realized gain (loss) on investments		(108,562,337)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		2,989,550
Net Assets ($)		19,941,688
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		1,223,841
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		16.29

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS
Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends (net of $77,971 foreign taxes withheld at source):
Unaffiliated issuers	815,346
Affiliated issuers	171
Total Income	815,517
Expenses:
Investment advisory fee—Note 3(a)	282,049
Custodian fees—Note 3(b)	87,341
Shareholder servicing costs—Note 3(b)	69,168
Accounting and administration fees—Note 3(a)	46,500
Auditing fees	32,170
Registration fees	23,372
Legal fees	12,892
Prospectus and shareholders’ reports	7,626
Interest expense—Note 2	2,924
Trustees’ fees and expenses—Note 3(c)	1,958
Miscellaneous	18,666
Total Expenses	584,666
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(223,975)
Less—reduction in fees due to earnings credits—Note 3(b)	(1)
Net Expenses	360,690
Investment Income—Net	454,827
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	8,095,443
Net realized gain (loss) on financial futures	376,614
Net realized gain (loss) on forward foreign currency exchange contracts	(89,376)
Net Realized Gain (Loss)	8,382,681
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	(7,566,187)
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	1,091
Net Unrealized Appreciation (Depreciation)	(7,565,096)
Net Realized and Unrealized Gain (Loss) on Investments	817,585
Net Increase in Net Assets Resulting from Operations	1,272,412

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	454,827	1,737,991
Net realized gain (loss) on investments	8,382,681	(81,102,204)
Net unrealized appreciation
(depreciation) on investments	(7,565,096)	48,787,858
Net Increase (Decrease) in Net Assets
Resulting from Operations	1,272,412	(30,576,355)
Dividends to Shareholders from ($):
Investment income—net	(1,075,025)	(585,331)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	3,935,707	16,123,438
Dividends reinvested	676,715	492,304
Cost of shares redeemed	(59,371,916)	(85,828,572)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(54,759,494)	(69,212,830)
Total Increase (Decrease) in Net Assets	(54,562,107)	(100,374,516)
Net Assets ($):
Beginning of Period	74,503,795	174,878,311
End of Period	19,941,688	74,503,795
Undistributed investment income—net	134,330	617,903
Capital Share Transactions (Shares):
Shares sold	250,745	1,199,137
Shares issued for dividends reinvested	42,295	36,440
Shares redeemed	(3,638,683)	(6,786,945)
Net Increase (Decrease) in Shares Outstanding	(3,345,643)	(5,551,368)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	16.30	17.28	46.03	39.01	34.34
Investment Operations:
Investment income—net[b]	.20	.25	.49	.78	.71
Net realized and unrealized
gain (loss) on investments	.31	(1.13)	(10.82)	7.82	5.59
Total from Investment Operations	.51	(.88)	(10.33)	8.60	6.30
Distributions:
Dividends from
investment income—net	(.52)	(.10)	(.44)	(.60)	(.40)
Dividends from net realized
gain on investments	—	—	(17.98)	(.98)	(1.23)
Total Distributions	(.52)	(.10)	(18.42)	(1.58)	(1.63)
Net asset value, end of period	16.29	16.30	17.28	46.03	39.01
Total Return (%)	3.18	(4.97)	(35.03)	22.37	19.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.66	1.27	1.07	.78[c]	.88[c]
Ratio of net expenses
to average net assets	1.02	1.21	.87	.77[c]	.88[c]
Ratio of net investment income
to average net assets	1.29	1.88	1.70	1.78	1.91
Portfolio Turnover Rate	79.27	163.94	98	83[d]	51[d]
Net Assets, end of period
($ x 1,000)	19,942	74,504	174,878	1,257,378	2,015,088

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Includes the fund’s share of the The Boston Company International Core Equity Portfolio’s (the “Portfolio”)
allocated income and expenses.
d On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.The amount shown for 2006 is the turnover rate for the Portfolio.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company International Core Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board ofTrustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

18

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	202,513	—	—	202,513
Equity Securities—
Foreign†	17,912,075	—	—	17,912,075
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	273	—	273

†	See Statement of Investments for country and industry classification.
††	Amount shown represents unrealized appreciation at period end.

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments, resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

20

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	9/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	207,323	15,379,507	15,586,830	—	—

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund  21

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $254,202, accumulated capital losses $107,434,722 and unrealized appreciation $1,742,063.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $49,294,163 of the carryover expires in fiscal 2017 and $58,140,559 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $1,075,025 and $585,331.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and recognition of book to tax differences resulting from prior year fund restructure, the fund increased accumulated undistributed investment income-net by $136,625, decreased accumulated net realized gain (loss) on investments by $155,014 and increased paid-in capital by $18,389. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010 was approximately $211,200, with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets up to $500 million, .75% of the next $500 million of such assets, .70% of the next $500 million of such assets, .60% of the next $500 million of such assets, and .50% of the fund’s average daily net assets in excess of $2 billion and is payable monthly.

The Manager has agreed to waive receipt of its fees and/or assume the expenses of the fund, from February 11, 2010 until February 1, 2011, so that the annual direct expenses of the fund (excluding taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed 1.00% of the value of the fund’s average daily net assets. Prior to February 11, 2010, the Manager was limiting the fund’s operating expenses or assuming all or part of the expenses of the fund, so that such expenses (exclusive of expenses as described above) did not exceed an annual rate of 1.25% of the value of the fund’s average daily net assets. The reduction in investment advisory fee, pursuant to the undertakings, amounted to $223,975 during the period ended September 30, 2010.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $46,500 during the period ended September 30, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $2,350 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $324 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $87,341 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

24

The components of “Due toThe Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $15,433, custodian fees $16,448, chief compliance officer fees $1,783 and transfer agency per account fees $1,500, which are offset against an expense reimbursement currently in effect in the amount of $9,170.

(c) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.TheTrust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

(d) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2010, redemption fees charged and retained by the fund amounted to $9,630.

Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period. The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and forward contracts, during the period ended September 30, 2010, amounted to $26,941,959 and $81,939,978, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

26

Fair value of derivative instruments as of September 30, 2010 is shown below:

	Derivative	Derivative
	Assets ($)	Liabilities ($)
Foreign exchange risk[1]	273 Foreign exchange risk	—
Gross fair value of
derivative contracts	273	—

Statement of Assets and Liabilities location:
1 Unrealized appreciation on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended September 30, 2010 is shown below:

Amount of realized gain or (loss) on derivatives recognized in income ($)

		Forward
Underlying risk	Futures[2]	Contracts[3]	Total
Equity	376,614	—	376,614
Foreign exchange	—	(89,376)	(89,376)
Total	376,614	(89,376)	287,238

Change in unrealized appreciation or (depreciation) on derivatives recognized in income ($)

Underlying risk	Forward Contracts[4]
Foreign exchange	1,091

Statement of Operations location:
2	Net realized gain (loss) on financial futures.
3	Net realized gain (loss) on forward foreign currency exchange contracts.
4	Net unrealized appreciation on forward foreign currency exchange contracts.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Equity futures contracts	596,816	1.69
Forward contracts	1,064,396	3.02

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss.There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default.At September 30, 2010, there were no financial futures contracts outstanding.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.

28

The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2010:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)
Sales:
Euro,
Expiring 10/4/2010	85,426	116,461	116,457	4
Swiss Franc,
Expiring 10/4/2010	44,872	45,933	45,664	269
Gross Unrealized
Appreciation				273

At September 30, 2010, the cost of investments for federal income tax purposes was $16,633,819; accordingly, accumulated net unrealized appreciation on investments was $1,480,769, consisting of $3,128,939 gross unrealized appreciation and $1,648,170 gross unrealized depreciation.

NOTE 5—Plan of Liquidation and Dissolution:

At a Board meeting on July 28 and 29, 2010, the Board ofTrustees of the Trust approved a Plan of Liquidation and Dissolution (the “Plan”), subject to shareholder approval.The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). At a special meeting of shareholders of the fund held on November 17, 2010, the Liquidation was approved by fund shareholders and the Liquidation will occur on or about January 25, 2011. See Proxy Results (Unaudited). Effective September 1, 2010, in connection with the Liquidation, the fund is no longer accepting any new or subsequent investments, except that participants in group retirement plans are able to continue to invest in the fund and investments made pursuant to the fund’s automatic investment plans can continue until the Liquidation.

The Fund 29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of

Dreyfus/The Boston Company International Core Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company International Core Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company International Core Equity Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $885,964 as income sourced from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $68,109 as taxes paid from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also, the fund designates the maximum amount allowable, but not less than $1,075,025 as ordinary income dividends paid during the fiscal year ended September 30, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

PROXY RESULTS (Unaudited)

The Trust held a special meeting of fund shareholders on November 17, 2010.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To approve a Plan of Liquidation pursuant
to which the fund’s remaining assets will
be liquidated, known liabilities satisfied
and the remaining proceeds distributed
pro rata to fund shareholders	1,166,798		11,046

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited)

32

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

The Fund 33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

34

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

36

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Large Cap
Core Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Important Tax Information
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Large Cap
Core Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Large Cap Core Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period.The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes.The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Sean P. Fitzgibbon and Jeffrey D. McGrew, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Large Cap Core Fund’s Class A shares produced a total return of 12.58%, Class C shares returned 11.73% and Class I shares returned 12.87%.1 In comparison, the fund’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 10.18% for the same period.2

After rallying over the first half of the reporting period, stocks encountered heightened volatility due to a variety of global and domestic economic setbacks.The fund produced higher returns than its benchmark, primarily as a result of strong stock selections in the consumer discretionary and energy sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.The fund normally invests at least 80% of its assets in equity securities of large-cap companies that appear to be undervalued relative to underlying business fundamentals. The fund currently considers large-cap companies to be those with total market capitalizations, at the time of purchase, that are greater than the market capitalizations of companies in the bottom 5% of the capitalization range represented in the S&P 500 Index.The portfolio managers employ a core investment style that incorporates both growth and value criteria in managing the fund’s portfolio.The portfolio managers use a combination of quantitative and fundamental research to identify portfolio candidates.

Economic Concerns Outweighed Corporate Performance

From the beginning of the reporting period through April 2010, the U.S. economy continued to recover from the Great Recession. Most U.S. corporations posted stronger earnings and revenues, propelling stock prices higher. However, in May a sovereign debt crisis precipitated lowered credit ratings for a variety of European Union members and brought

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

recovery prospects into question. Investor confidence was further undermined by rising inflationary pressures in China, ongoing troubles in U.S. housing and labor markets and a major oil spill in the Gulf of Mexico.As a result, U.S. stocks became more volatile, giving back a portion of their earlier gains over the spring and summer before rebounding in September.

Outperforming Across a Wide Range of Sectors

The fund’s relative performance was led by the consumer discretionary sector, an area of significant emphasis. The fund particularly benefited from a shift in focus toward higher-end retailers, such as Limited Brands and Nordstrom.Automobile safety systems maker Autoliv almost doubled in value over the reporting period when car and truck production recovered worldwide. Retailing giant Home Depot advanced as the U.S. economy recovered and company-specific issues were resolved. Whirlpool benefited from pent-up demand for household appliances. Media conglomerate Time Warner gained value after focusing more intently on core businesses. Internet retailer Amazon.com gained market share amid strong sales for its e-reader.

In the energy sector, the fund particularly benefited from its lack of exposure to industry giant ExxonMobil, which lagged due to concerns about future growth prospects. In contrast, ConocoPhillips climbed as a result of brighter growth prospects.The fund also achieved strong results from exploration-and-production companies such as Anadarko Petroleum, which we believed had been punished more severely than warranted after the Gulf oil spill, and Newfield Exploration, which owns attractive assets with strong growth potential. Finally, the fund benefited from its position in XTO Energy, which was acquired by ExxonMobil.

The fund also received positive contributions from the information technology sector, where a number of companies benefited from the growing trend toward “cloud computing” among businesses. Industrial stocks also fared relatively well on the strength of machinery manufacturers such as Cummins, railroads such as Norfolk Southern and airlines such as Delta Air Lines.

The fund’s most significant disappointments were concentrated in the financials sector, where JPMorgan Chase & Co. and Bank of America lagged despite solid business franchises. Indeed, we added to the fund’s

4

holdings of Bank of America during periods of price weakness. Citigroup detracted from performance early in the reporting period, when we sold the fund’s position due to company-specific issues. Finally, custodial bank State Street Corp. reported disappointing results in their securities lending and foreign exchange businesses, prompting its sale from the portfolio. The fund suffered a mild shortfall in the telecommunications services sector, primarily due to an underweight relative to the benchmark and the fund’s focus on AT&T over rival Verizon Communications and some of the smaller benchmark holdings. In addition, BlackBerry maker Research In Motion lagged due to fears of increasing competition from other smartphones.

Remaining Cautiously Opportunistic

In light of our view that the U.S. economy appears poised for continued-but-choppy recovery, we have maintained the fund’s opportunistic, valuation-conscious and risk-conscious investment approach.We recently have found a number of opportunities meeting our criteria in the consumer discretionary and financials sectors, and fewer in the health care, information technology, and consumer staples sectors.

October 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through February 1,
2011, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is
a widely accepted, unmanaged index of U.S. stock market performance. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Large Cap Core Fund Class I shares and the Standard & Poor’s 500 Composite Stock Price Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Large Cap
Core Fund on 9/30/00 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index
(the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is a widely accepted, unmanaged Index of U.S. stock market performance.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any
index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	6.12%	0.34%††	1.95%††
without sales charge	3/31/09	12.58%	1.53%††	2.56%††
Class C shares
with applicable redemption charge †	3/31/09	10.73%	1.30%††	2.44%††
without redemption	3/31/09	11.73%	1.30%††	2.44%††
Class I shares	1/31/91	12.87%	1.61%	2.60%
Standard & Poor’s 500
Composite Stock Price Index		10.18%	0.64%	–0.43%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Large Cap Core Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.77	$ 9.52	$ 4.52
Ending value (after expenses)	$1,002.20	$998.40	$1,003.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.82	$ 9.60	$ 4.56
Ending value (after expenses)	$1,019.30	$1,015.54	$1,020.56

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 1.90% for Class C and .90%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—100.0%	Shares		Value ($)
Consumer Discretionary—13.3%
Autoliv	3,210		209,709
Carnival	4,090		156,279
DIRECTV, Cl. A	9,760	[a]	406,309
Home Depot	12,160		385,229
Macy’s	7,550		174,329
Mattel	8,250		193,545
Newell Rubbermaid	36,110		643,119
News, Cl. A	41,930		547,606
Nordstrom	9,060		337,032
Stanley Black & Decker	2,650		162,392
Target	12,180		650,899
Time Warner	10,070		308,646
			4,175,094
Consumer Staples—9.4%
Clorox	2,830		188,931
Energizer Holdings	5,520 [a]		371,110
Nestle, ADR	7,200		384,696
PepsiCo	11,860		787,978
Philip Morris International	10,770		603,335
Unilever, ADR	21,410		623,031
			2,959,081
Energy—11.9%
Alpha Natural Resources	3,770	[a]	155,136
Anadarko Petroleum	5,460		311,493
Apache	1,620		158,371
Chevron	6,652		539,145
ConocoPhillips	7,860		451,400
ENSCO, ADR	6,390		285,825
EOG Resources	2,420		224,987
Hess	7,900		467,048
Newfield Exploration	7,530	[a]	432,523
Occidental Petroleum	6,670		522,261
Valero Energy	10,090		176,676
			3,724,865

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Exchange Traded Funds—.3%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	690	78,750
Financial—15.0%
American Express	12,450	523,273
Bank of America	51,720	678,049
Capital One Financial	11,370	449,683
Comerica	6,640	246,676
Franklin Resources	2,130	227,697
Genworth Financial, Cl. A	27,700 [a]	338,494
Huntington Bancshares	41,350	234,454
JPMorgan Chase & Co.	18,550	706,198
Lincoln National	12,940	309,525
MetLife	7,610	292,605
Morgan Stanley	6,250	154,250
Wells Fargo & Co.	21,630	543,562
		4,704,466
Health Care—13.2%
Allscripts Healthcare Solutions	12,420 [a]	229,397
AmerisourceBergen	14,020	429,853
Amylin Pharmaceuticals	17,220 [a]	359,037
CIGNA	9,540	341,341
Covidien	4,377	175,912
Dendreon	3,950 [a]	162,661
Emergency Medical Services, Cl. A	2,970 [a]	158,152
Gilead Sciences	6,360 [a]	226,480
Hospira	3,880 [a]	221,199
Human Genome Sciences	13,430 [a]	400,080
King Pharmaceuticals	17,050 [a]	169,818
Pfizer	52,500	901,425
St. Jude Medical	3,860 [a]	151,852
Zimmer Holdings	3,890 [a]	203,564
		4,130,771
Industrial—9.3%
AMR	9,370 [a]	58,750
Caterpillar	6,560	516,141
Cummins	3,160	286,233
Dover	7,690	401,495

10

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
General Electric	13,540	220,025
Ingersoll-Rand	10,210	364,599
Norfolk Southern	4,820	286,838
Raytheon	7,710	352,424
Textron	12,490	256,794
Tyco International	4,827	177,296
		2,920,595
Materials—1.7%
CF Industries Holdings	1,940	185,270
E.I. du Pont de Nemours & Co.	7,860	350,713
		535,983
Technology—19.7%
Amazon.com	3,330 [a]	523,010
Apple	3,820 [a]	1,083,925
BMC Software	5,960 [a]	241,261
Cisco Systems	22,910 [a]	501,729
EMC	13,030 [a]	264,639
Google, Cl. A	1,020 [a]	536,306
Informatica	8,410 [a]	323,028
International Business Machines	3,240	434,614
Microsoft	14,100	345,309
Motorola	44,660 [a]	380,950
NetApp	4,270 [a]	212,603
Oracle	23,810	639,299
QUALCOMM	10,490	473,309
Teradata	4,681 [a]	180,499
		6,140,481
Telecommunication Services—2.6%
AT & T	28,750	822,250
Utilities—3.6%
American Electric Power	5,490	198,903
Entergy	3,930	300,763
NextEra Energy	4,680	254,545
Public Service Enterprise Group	11,690	386,705
		1,140,916
Total Common Stocks
(cost $27,660,991)		31,333,252

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $55,809)	55,809 [b]	55,809

Total Investments (cost $27,716,800)	100.2%	31,389,061
Liabilities, Less Cash and Receivables	(.2%)	(62,044)
Net Assets	100.0%	31,327,017

ADR—American Depository Receipts
a Non-income producing security.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	19.7	Utilities	3.6
Financial	15.0	Telecommunication Services	2.6
Consumer Discretionary	13.3	Materials	1.7
Health Care	13.2	Exchange Traded Funds	.3
Energy	11.9	Money Market Investment	.2
Consumer Staples	9.4
Industrial	9.3		100.2

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		27,660,991	31,333,252
Affiliated issuers		55,809	55,809
Cash			62,211
Receivable for investment securities sold			357,994
Dividends and interest receivable			18,739
Prepaid expenses			15,595
			31,843,600
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			34,887
Payable for investment securities purchased			428,497
Payable for shares of Beneficial Interest redeemed			2,040
Interest payable—Note 2			39
Accrued expenses			51,120
			516,583
Net Assets ($)			31,327,017
Composition of Net Assets ($):
Paid-in capital			43,681,044
Accumulated undistributed investment income—net			254,992
Accumulated net realized gain (loss) on investments			(16,281,280)
Accumulated net unrealized appreciation
(depreciation) on investments			3,672,261
Net Assets ($)			31,327,017

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	49,050	15,119	31,262,848
Shares Outstanding	1,564.81	485.44	995,034
Net Asset Value Per Share ($)	31.35	31.14	31.42

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends (net of $1,723 foreign taxes withheld at source):
Unaffiliated issuers	516,973
Affiliated issuers	292
Interest	25,800
Total Income	543,065
Expenses:
Investment advisory fee—Note 3(a)	158,986
Accounting and administration fee—Note 3(a)	55,000
Registration fees	47,901
Shareholder servicing costs—Note 3(c)	46,079
Custodian fees—Note 3(c)	24,830
Prospectus and shareholders’ reports	20,659
Auditing fees	16,232
Legal fees	9,062
Trustees’ fees and expenses—Note 3(d)	1,201
Distribution fees—Note 3(b)	108
Interest expense—Note 2	82
Miscellaneous	12,089
Total Expenses	392,229
Less—reduction in expense due to undertaking—Note 3(a)	(106,250)
Less—reduction in fees due to earnings credits—Note 3(c)	(1)
Net Expenses	285,978
Investment Income—Net	257,087
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	3,595,387
Net unrealized appreciation (depreciation) on investments	200,923
Net Realized and Unrealized Gain (Loss) on Investments	3,796,310
Net Increase in Net Assets Resulting from Operations	4,053,397

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	257,087	539,278
Net realized gain (loss) on investments	3,595,387	(16,113,462)
Net unrealized appreciation
(depreciation) on investments	200,923	7,886,234
Net Increase (Decrease) in Net Assets
Resulting from Operations	4,053,397	(7,687,950)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(50)	(105)
Class C Shares	—	(68)
Class I Shares	(131,718)	(650,474)
Total Dividends	(131,768)	(650,647)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	30,030	12,000
Class C Shares	—	10,000
Class I Shares	3,840,994	2,844,463
Dividends reinvested:
Class A Shares	8	16
Class I Shares	76,544	400,365
Cost of shares redeemed:
Class I Shares	(11,133,307)	(20,333,550)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,185,731)	(17,066,706)
Total Increase (Decrease) in Net Assets	(3,264,102)	(25,405,303)
Net Assets ($):
Beginning of Period	34,591,119	59,996,422
End of Period	31,327,017	34,591,119
Undistributed investment income—net	254,992	129,673

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	994	570
Shares issued for dividends reinvested	—[b]	1
Net Increase (Decrease) in Shares Outstanding	994	571
Class C
Shares sold	—	485
Class I
Shares sold	129,178	126,265
Shares issued for dividends reinvested	2,637	17,755
Shares redeemed	(373,140)	(881,809)
Net Increase (Decrease) in Shares Outstanding	(241,325)	(737,789)

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated Class
I and the fund added Class A and Class C shares.
b Amount represents less than 1 share.

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	27.93	20.60
Investment Operations:
Investment income—net[b]	.16	.09
Net realized and unrealized
gain (loss) on investments	3.35	7.43
Total from Investment Operations	3.51	7.52
Distributions:
Dividends from investment income—net	(.09)	(.19)
Net asset value, end of period	31.35	27.93
Total Return (%)[c]	12.58	36.67[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.43	4.43[e]
Ratio of net expenses to average net assets	1.15	1.15[e]
Ratio of net investment income
to average net assets	.53	.74[e]
Portfolio Turnover Rate	82.28	116.21
Net Assets, end of period ($ x 1,000)	49	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	27.87	20.60
Investment Operations:
Investment income (loss)—net[b]	(.06)	.00[c]
Net realized and unrealized
gain (loss) on investments	3.33	7.41
Total from Investment Operations	3.27	7.41
Distributions:
Dividends from investment income—net	—	(.14)
Net asset value, end of period	31.14	27.87
Total Return (%)[d]	11.73	36.16[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.40	3.45[f]
Ratio of net expenses to average net assets	1.90	1.90[f]
Ratio of net investment income
(loss) to average net assets	(.19)	.01[f]
Portfolio Turnover Rate	82.28	116.21
Net Assets, end of period ($ x 1,000)	15	14

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Exclusive of sales charge.
e	Not annualized.
f	Annualized.

See notes to financial statements.

18

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	27.95	30.39	43.28	37.58	39.57
Investment Operations:
Investment income—net[b]	.24	.34	.43	.43	.36
Net realized and unrealized
gain (loss) on investments	3.35	(2.38)	(9.32)[c]	7.01[c]	3.22
Total from Investment Operations	3.59	(2.04)	(8.89)	7.44	3.58
Distributions:
Dividends from investment income—net	(.12)	(.40)	(.53)	(.33)	(.39)
Dividends from net realized
gain on investments	—	—	(3.47)	(1.41)	(5.18)
Total Distributions	(.12)	(.40)	(4.00)	(1.74)	(5.57)
Net asset value, end of period	31.42	27.95	30.39	43.28	37.58
Total Return (%)	12.87	(6.43)	(22.41)	20.27	9.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23	1.23	.84	.80[d]	.99[d]
Ratio of net expenses
to average net assets	.90	.91	.84	.80[d]	.90[d]
Ratio of net investment income
to average net assets	.81	1.43	1.17	1.05	.98
Portfolio Turnover Rate	82.28	116.21	61	59[e]	103[e]
Net Assets, end of period ($ x 1,000)	31,263	34,562	59,996	122,591	93,745

a The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 and $.04, respectively, per share for the years ended September 30, 2008 and 2007, respectively.
d For the period October 1, 2006 to September 19, 2007 and for the fiscal year ended September 30, 2006, the ratio includes the fund’s share of the TBC Large Cap Core Portfolio’s (the “Portfolio”) allocated expenses.
e On September 19, 2007 the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective September
20, 2007, the fund began investing directly in securities.Portfolio turnover represents combined investment activity of the fund and the Portfolio for the year ended September 30, 2007.The amount shown for 2006 are ratios for the Portfolio.

See notes to financial statements.

The Fund 19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Large Cap Core Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of September 30, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 485 Class A and Class C shares of the fund.

20

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

22

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	29,751,241	—	—	29,751,241
Equity Securities—
Foreign†	1,503,261	—	—	1,503,261
Mutual Funds/
Exchange
Traded Funds	134,559	—	—	134,559

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(c) Affiliated issuers: Investments in other investment companies advised by the Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	9/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	120,369	9,454,404	9,518,964	55,809.2

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis

24

to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $254,992, accumulated capital losses $16,082,170 and unrealized appreciation $3,473,151.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $6,566,434 of the carryover expires in fiscal 2017 and $9,515,736 expires in fiscal 2018.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $131,768 and $650,647, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010 was approximately $5,800 with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, and extraordinary expenses) exceed .90% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $106,250 during the period ended September 30, 2010.

26

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of New York Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $55,000 for the period ended September 30, 2010 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2010, Class C shares were charged $108 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A and Class C shares were charged $94 and $36, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

$3,453 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $346 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits which amounted to $1.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $24,830 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $13,707, Rule 12b-1 distribution plan fees $9, shareholder services plan fees $13, custodian fees $13,000, chief compliance officer fees $1,783 and transfer agency per account fees $6,375.

(d) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person

28

committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2010, amounted to $25,739,551 and $32,575,664, respectively.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.

At September 30, 2010, the cost of investments for federal income tax purposes was $27,915,910; accordingly, accumulated net unrealized appreciation on investments was $3,473,151, consisting of $4,353,597 gross unrealized appreciation and $880,446 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Large Cap Core Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Large Cap Core Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Large Cap Core Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

The Fund 31

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $131,768 as ordinary income dividends paid during the year ended September 30, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

32

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 35

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

36

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 37

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus/The Boston
Company Small Cap
Growth Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small Cap Growth Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period. The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes. The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by B. Randall Watts and P. Hans Von Der Luft, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Small Cap Growth Fund produced a total return of 9.96%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 14.79% for the same period.2

Small-cap stocks encountered heightened volatility over the reporting period’s second half, when investors grew concerned regarding a number of threats to economic growth. The fund produced lower returns than its benchmark, mainly due to shortfalls in the industrials and energy sectors, which offset better results in the health care sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Index. When choosing stocks, we seek to identify high-quality, small-cap companies that are experiencing or are expected to experience rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management, high sustainable growth.We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors. The recovery appeared to gain additional traction early in 2010, when employment gains indicated that stubbornly high unemployment might moderate.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In May, however, several developments threatened the economic rebound in the United States and worldwide. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden, requiring intervention by the International Monetary Fund and European Central Bank. Robust economic growth in China sparked local inflationary pressures, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and housing data suggested that persistent economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains. On average, small-cap stocks produced higher returns than large-cap stocks, and growth-oriented stocks outperformed value-oriented stocks.

Industrials, Energy Holdings Dampened Relative Performance

The fund’s bottom-up security selection strategy encountered a number of disappointments in the industrials sector. Several staffing companies—including Administaff and Heidrick & Struggles International—did not see employment conditions improve during the sluggish economic recovery as expected, pressuring the stocks prompting their elimination from the portfolio. Among logistics and transportation companies, laggards included Landstar System and RoadrunnerTransportation Systems, which suffered from a lack of pricing power and the inability to offset higher costs, particularly for drivers. In the energy sector, prices of natural gas remained at depressed levels due to a glut of supply and tepid demand, hurting earnings of natural gas producers PennVirginia, Comstock Resources and Quicksilver Resources.

The fund achieved better results in the health care sector, where biophar-maceutical company Nektar Therapeutics saw positive data in clinical trials of a new drug under development. Specialty drug developer Salix Pharmaceuticals gained value after the FDA approved additional uses for a gastrointestinal medicine currently sold by the company, and Cardiome Pharma climbed when it announced progress in its partnership with Merck & Co. in launching a new treatment for atrial fibrillation. In addition, endovascular devices maker EV3 was acquired by Covidien during the reporting period, and vascular products provider Volcano reported strong earnings and increased its guidance to analysts.

4

A More Constructive Investment Posture

Although the U.S. and global economies have hit a rough patch, causing uncertainty in financial markets, we do not currently expect a return to recession. Indeed, corporations now have record amounts of cash on their balance sheets, and profits in some industries have returned to pre-recession levels. However, it appears that the economic recovery will remain weaker than historical averages, with a number of uncertainties—such as tax policy, currency movements and geopolitical developments— likely to challenge investor sentiment.

In such an environment, we believe that investors will become increasingly selective, favoring companies with the ability to grow in a slow economy, and avoiding those with weaker underlying business fundamentals. Consequently, we have maintained overweighted exposure to the health care sector, where valuations are relatively attractive and companies seem poised for growth. We also have established an overweighted position in the technology sector in anticipation of greater corporate spending on productivity enhancements. We have identified fewer opportunities in the consumer discretionary sector, where demand may remain sluggish in the sub-par economic recovery.

October 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund Class I shares and the Russell 2000 Growth Index

Average Annual Total Returns as of 9/30/10
	1 Year	5 Years	10 Years
Class I shares	9.96%	0.59%	–1.16%
Russell 2000 Growth Index	14.79%	2.35%	–0.13%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Growth Fund on 9/30/00 to a $10,000 investment made in the Russell 2000 Growth Index (the “Index”) on that
date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Growth Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.68
Ending value (after expenses)	$1,007.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.71
Ending value (after expenses)	$1,020.41

† Expenses are equal to the fund’s annualized expense ratio of .93% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—98.5%	Shares	Value ($)
Consumer Discretionary—13.2%
99 Cents Only Stores	144,440 [a]	2,727,027
Aaron’s	87,630	1,616,774
Cato, Cl. A	43,350	1,160,046
Cheesecake Factory	96,520 [a]	2,554,884
Columbia Sportswear	32,820	1,918,001
Gentex	81,340 [b]	1,586,943
HSN	81,660 [a]	2,441,634
Jarden	53,260	1,657,984
JOS. A. Bank Clothiers	48,995 [a]	2,087,677
Life Time Fitness	42,100 [a,b]	1,661,687
Lions Gate Entertainment	301,680 [a,b]	2,217,348
P.F. Chang’s China Bistro	34,200 [b]	1,580,040
Timberland, Cl. A	42,730 [a]	846,481
Tractor Supply	57,360 [b]	2,274,898
Vitamin Shoppe	55,760	1,530,612
WMS Industries	25,380 [a]	966,217
		28,828,253
Consumer Staples—3.8%
Alberto-Culver	80,800	3,042,120
Inter Parfums	54,270	954,609
Nu Skin Enterprises, Cl. A	54,680	1,574,784
Seneca Foods, Cl. A	16,290 [a]	426,635
United Natural Foods	71,980 [a]	2,385,417
		8,383,565
Energy—4.6%
Dril-Quip	21,430 [a]	1,331,017
Gulfport Energy	222,630 [a]	3,081,199
Northern Oil and Gas	79,720 [a]	1,350,457
Oil States International	67,980 [a]	3,164,469
Quicksilver Resources	93,400 [a]	1,176,840
		10,103,982
Exchange Traded Funds—6.9%
iShares Russell 2000 Growth Index Fund	141,710	10,591,405
iShares Russell 2000 Index Fund	67,170	4,533,975
		15,125,380

8

Common Stocks (continued)	Shares	Value ($)
Financial—8.1%
Altisource Portfolio Solutions	95,550 [a]	2,975,427
Arch Capital Group	26,690 [a]	2,236,622
Coresite Realty	21,220	347,796
Hatteras Financial	65,250	1,857,668
Hersha Hospitality Trust	197,200	1,021,496
MarketAxess Holdings	100,870	1,712,773
MFA Financial	135,680 [c]	1,035,238
Portfolio Recovery Associates	46,750 [a,b]	3,022,388
Sterling Bancshares	186,670	1,002,418
Westamerica Bancorporation	47,620 [b]	2,594,814
		17,806,640
Health Care—21.8%
Alexion Pharmaceuticals	37,580 [a]	2,418,649
Allscripts Healthcare Solutions	92,830 [a]	1,714,570
Analogic	46,020	2,065,378
AngioDynamics	65,330 [a]	995,629
Cardiome Pharma	162,350 [a]	990,335
Catalyst Health Solutions	42,960 [a]	1,512,622
Centene	60,960 [a]	1,438,046
Chemed	36,470 [b]	2,077,696
Cooper	44,030	2,035,067
Emergency Medical Services, Cl. A	41,208 [a]	2,194,326
Human Genome Sciences	80,470 [a]	2,397,201
ICON, ADR	92,280 [a]	1,995,094
MAP Pharmaceuticals	134,380 [a]	2,056,014
Mednax	21,050 [a]	1,121,965
Nektar Therapeutics	218,440 [a,b]	3,226,359
PerkinElmer	96,230	2,226,762
Pharmasset	38,190 [a]	1,126,605
PSS World Medical	50,260 [a]	1,074,559
RehabCare Group	75,210 [a]	1,520,746
Salix Pharmaceuticals	74,190 [a]	2,946,827
SXC Health Solutions	49,800 [a]	1,816,206
Theravance	76,620 [a,b]	1,540,062
Thermo Fisher Scientific	37,000 [a]	1,771,560

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Thoratec	59,190 [a,b]	2,188,846
United Therapeutics	20,480 [a]	1,147,085
Volcano	79,993 [a]	2,078,218
		47,676,427
Industrial—10.9%
Columbus McKinnon	69,950 [a]	1,160,470
Crane	44,610	1,692,503
EMCOR Group	50,580 [a]	1,243,762
EnerSys	80,910 [a]	2,020,323
EnPro Industries	55,230 [a]	1,727,594
Exponent	29,820 [a]	1,001,654
GeoEye	26,300 [a]	1,064,624
Kforce	181,680 [a]	2,492,650
Knight Transportation	49,160 [b]	950,263
Middleby	29,420 [a]	1,864,934
Mueller Industries	79,960	2,118,140
Quanex Building Products	91,670	1,583,141
Roadrunner Transportation Systems	41,410	448,884
Teledyne Technologies	69,095 [a]	2,751,363
Werner Enterprises	90,520 [b]	1,854,755
		23,975,060
Materials—3.1%
Arch Chemicals	59,950	2,103,645
Innophos Holdings	48,180	1,594,758
Intrepid Potash	114,950 [a]	2,996,747
		6,695,150
Technology—26.1%
Acxiom	67,490 [a]	1,070,391
Blackboard	78,110 [a,b]	2,815,084
CACI International, Cl. A	34,660 [a]	1,568,712
CommScope	57,730 [a]	1,370,510
Commvault Systems	44,570 [a]	1,160,157
Compellent Technologies	56,730 [a]	1,031,351
DTS	46,930 [a]	1,791,318
Gartner	89,390 [a]	2,631,642

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Harmonic	394,330 [a]	2,712,990
Infinera	215,910 [a]	2,519,670
Integrated Device Technology	193,580 [a]	1,132,443
Ixia	191,470 [a]	2,374,228
Mellanox Technologies	56,230 [a]	1,104,357
Mentor Graphics	195,980 [a]	2,071,509
Netgear	66,590 [a]	1,798,596
NetLogic Microsystems	22,790 [a]	628,548
NetScout Systems	206,200 [a]	4,229,162
OmniVision Technologies	47,090 [a]	1,084,954
Pericom Semiconductor	74,380 [a]	646,362
PMC-Sierra	134,980 [a]	993,453
QLogic	121,850 [a]	2,149,434
Quality Systems	19,080 [b]	1,265,195
Quest Software	90,420 [a]	2,223,428
Rackspace Hosting	78,150 [a,b]	2,030,337
SMART Modular Technologies	239,100 [a]	1,441,773
Sonic Solutions	98,730 [a,b]	1,123,547
SuccessFactors	46,200 [a]	1,160,082
Terremark Worldwide	72,410 [a]	748,719
Triquint Semiconductor	354,100 [a]	3,399,360
Ultratech	81,590 [a]	1,395,189
VeriFone Holdings	54,540 [a]	1,694,558
Vishay Intertechnology	116,900 [a]	1,131,592
Vocus	110,390 [a]	2,040,007
Volterra Semiconductor	28,200 [a]	606,864
		57,145,522
Total Common Stocks
(cost $180,417,900)		215,739,979

Other Investment—1.4%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,074,283)	3,074,283 [d]	3,074,283

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—7.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $15,429,349)	15,429,349 [d]	15,429,349

Total Investments (cost $198,921,532)	106.9%	234,243,611
Liabilities, Less Cash and Receivables	(6.9%)	(15,099,802)
Net Assets	100.0%	219,143,809

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$14,319,634 and the market value of the collateral held by the fund was $15,429,349.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	26.1	Exchange Traded Funds	6.9
Health Care	21.8	Energy	4.6
Consumer Discretionary	13.2	Consumer Staples	3.8
Industrial	10.9	Materials	3.1
Money Market Investments	8.4
Financial	8.1		106.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $14,319,634)—Note 1(b):
Unaffiliated issuers	180,417,900	215,739,979
Affiliated issuers	18,503,632	18,503,632
Cash		103,388
Receivable for investment securities sold		17,577,070
Dividends and interest receivable		119,052
Receivable for shares of Beneficial Interest subscribed		50,462
		252,093,583
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		169,454
Payable for investment securities purchased		17,067,607
Liability for securities on loan—Note 1(b)		15,429,349
Payable for shares of Beneficial Interest redeemed		209,627
Accrued expenses		73,737
		32,949,774
Net Assets ($)		219,143,809
Composition of Net Assets ($):
Paid-in capital		230,187,028
Accumulated undistributed Investment income—net		9,860
Accumulated net realized gain (loss) on investments		(46,375,158)
Accumulated net unrealized appreciation
(depreciation) on investments		35,322,079
Net Assets ($)		219,143,809
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		4,595,774
Net Asset Value, offering and redemption price per share ($)		47.68

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,549,287
Affiliated issuers	6,710
Income from securities lending—Note 1(b)	69,962
Total Income	1,625,959
Expenses:
Investment advisory fee—Note 3(a)	2,025,281
Custodian fees—Note 3(b)	106,895
Shareholder servicing costs—Note 3(b)	72,617
Accounting and administration fees—Note 3(a)	45,000
Professional fees	44,762
Registration fees	26,894
Prospectus and shareholders’ reports	16,987
Trustees’ fees and expenses—Note 3(c)	10,781
Loan commitment fees—Note 2	5,308
Interest expense—Note 2	1,526
Miscellaneous	14,902
Total Expenses	2,370,953
Less—reduction in fees due to
earnings credits—Note 3(b)	(15)
Net Expenses	2,370,938
Investment (Loss)—Net	(744,979)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,441,395
Net unrealized appreciation (depreciation) on investments	(12,492,874)
Net Realized and Unrealized Gain (Loss) on Investments	23,948,521
Net Increase in Net Assets Resulting from Operations	23,203,542

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(744,979)	(762,541)
Net realized gain (loss) on investments	36,441,395	(60,106,751)
Net unrealized appreciation
(depreciation) on investments	(12,492,874)	53,910,681
Net Increase (Decrease) in Net Assets
Resulting from Operations	23,203,542	(6,958,611)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	14,174,094	154,067,155
Cost of shares redeemed	(117,797,097)	(80,251,671)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(103,623,003)	73,815,484
Total Increase (Decrease) in Net Assets	(80,419,461)	66,856,873
Net Assets ($):
Beginning of Period	299,563,270	232,706,397
End of Period	219,143,809	299,563,270
Undistributed investment income—net	9,860	—
Capital Share Transactions(Shares):
Shares sold	316,382	4,424,502
Shares redeemed	(2,629,565)	(2,179,770)
Net Increase (Decrease) in Shares Outstanding	(2,313,183)	2,244,732

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	43.36	49.89	59.41	49.67	46.30
Investment Operations:
Investment (loss)—net[b]	(.13)	(.12)	(.11)	(.11)	(.14)
Net realized and unrealized
gain (loss) on investments	4.45	(6.41)	(9.41)[c]	9.85[c]	3.51
Total from Investment Operations	4.32	(6.53)	(9.52)	9.74	3.37
Net asset value, end of period	47.68	43.36	49.89	59.41	49.67
Total Return (%)	9.96	(13.14)	(16.02)	19.61	7.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.94	1.00	1.01	1.09[d]	1.38[d]
Ratio of net expenses
to average net assets	.94[e]	1.00	1.01	1.09[d]	1.10[d]
Ratio of net investment (loss)
to average net assets	(.29)	(.34)	(.20)	(.20)	(.30)
Portfolio Turnover Rate	181.09	271	207	175[f]	166[f]
Net Assets, end of period ($ x 1,000)	219,144	299,563	232,706	186,991	42,103

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amounts include litigation proceeds received by the fund of $.01 for the year ended September 30, 2008 and $.01 for the year ended September 30, 2007.
d For the period October 1, 2006 to September 19, 2007 and for 2006 the ratio includes the fund’s share of the
TBC Small Cap Growth Portfolio’s (the “Portfolio”) allocated expenses.
e Expense waivers and/or reimbursements amounted to less than .01%.
f On September 19, 2007, the fund, which had owned 100% of the Portfolio on such date, withdrew entirely from the Portfolio and received the Portfolio’s securities and cash in exchange for its interest in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for 2007.The amount shown for 2006 is the turnover rate for the Portfolio.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board ofTrustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

18

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	197,629,170	—	—	197,629,170
Equity Securities—
Foreign†	2,985,429	—	—	2,985,429
Mutual Funds/
Exchange
Traded Funds	33,629,012	—	—	33,629,012

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully col-

20

lateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $23,321 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $43,977,365 and unrealized appreciation $32,934,146.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $939,793 of the carryover expires in fiscal 2011, $31,203,109 expires in fiscal 2017 and $11,834,463 expires in fiscal 2018.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $754,839, increased accumulated net realized gain (loss) on investments by $612 and decreased paid-in capital by $755,451. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

22

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010 was approximately $109,000, with a related weighted average annualized interest rate of 1.40%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 during the period ended September 30, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $12,725 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $3,170 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $15.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $106,895 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $142,220, custodian fees $23,400, chief compliance officer fees $1,783 and transfer agency per account fees $2,051.

(c) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each

24

Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2010, amounted to $444,983,739 and $545,519,710, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended September 30, 2010.

At September 30, 2010, the cost of investments for federal income tax purposes was $201,309,465; accordingly, accumulated net unrealized appreciation on investments was $32,934,146, consisting of $38,156,733 gross unrealized appreciation and $5,222,587 gross unrealized depreciation.

The Fund 25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders Dreyfus/The Boston Company Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Growth Fund as of September 30, 2010,the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

26

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 29

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

30

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 31

NOTES

For More Information

Ticker Symbol: SSETX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov.

The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Board Members Information
30	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Tax-Sensitive Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period.The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes.The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund produced a total return of 10.12%.1 In comparison, the fund’s benchmark, the Russell 2000 Growth Index (the “Index”), produced a total return of 14.79% for the same period.2

Small-cap stocks encountered heightened volatility over the reporting period’s second half, when investors grew concerned regarding a number of threats to economic growth. The fund produced lower returns than its benchmark, mainly due to shortfalls in the industrials and energy sectors, which offset better results in the health care sector.

The Fund’s Investment Approach

The fund seeks to maximize after-tax total return, consisting of long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with total market capitalizations, at the time of purchase, equal to or less than that of the largest company in the Russell 2000 Growth Index.When choosing stocks, we seek to identify small-cap companies which are experiencing or are expected to experience rapid growth. We use tax-sensitive strategies in seeking to reduce the impact of federal and state income taxes on the fund’s after-tax returns, including minimizing sales of securities that result in capital gains and selling underperforming securities to realize capital losses that can be offset against realized capital gains.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors. The recovery appeared to gain additional traction early in 2010, when employment gains indicated that stubbornly high unemployment might moderate.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In May, however, several developments threatened the economic rebound in the United States and worldwide. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden, requiring intervention by the International Monetary Fund and European Central Bank. Robust economic growth in China sparked local inflationary pressures, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and housing data suggested that persistent economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains. On average, small-cap stocks produced higher returns than large-cap stocks, and growth-oriented stocks outperformed value-oriented stocks.

Industrials, Energy Holdings Dampened Relative Performance

The fund’s bottom-up security selection strategy encountered a number of disappointments in the industrials sector. Several staffing companies—including Administaff, Heidrick & Struggles International and

ICF International—did not see business conditions improve during the sluggish economic recovery as we had expected, prompting their elimination from the portfolio. Among logistics and transportation companies, laggards included Landstar System and Roadrunner Transportation Systems, which suffered from a lack of pricing power and the inability to offset higher costs, particularly for drivers. In the energy sector, prices of natural gas remained at depressed levels due to a glut of supply and tepid demand, hurting earnings of natural gas producers Penn Virginia, Comstock Resources and Quicksilver Resources.

The fund achieved better results in the health care sector, where biophar-maceutical company Nektar Therapeutics saw strongly positive data in clinical trials of a new drug under development. Specialty drug developer Salix Pharmaceuticals gained value after government regulators approved additional uses for a gastrointestinal medicine, and Cardiome Pharma climbed when it announced progress in its partnership with Merck & Co. in launching a new treatment for atrial fibrillation. In addition, endovascular devices maker eV3 was acquired by Covidien during the reporting period, and vascular products providerVolcano reported strong earnings and increased its guidance to analysts.

4

A More Constructive Investment Posture

Although the U.S. and global economies have hit a rough patch, causing uncertainty in financial markets, we do not currently expect a return to recession. Indeed, corporations currently have record amounts of cash on their balance sheets, and profits in some industries have returned to pre-recession levels. However, it appears that the economic recovery will remain weaker than historical averages, with a number of uncertainties—such as tax policy, currency movements and geopolitical developments— likely to challenge investor sentiment.

In such an environment, we believe that investors will become increasingly selective, favoring companies with the ability to grow in a slow economy, and punishing those with weaker underlying business fundamentals. Consequently, we have maintained overweighted exposure to the health care sector, where valuations are relatively attractive and companies seem poised for growth. We also have established a mildly overweighted position in the technology sector in anticipation of greater corporate spending on productivity enhancements. We have identified fewer opportunities in the consumer discretionary sector, where demand may remain sluggish in the sub-par economic recovery.

October 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2000 Growth Index is an unmanaged index, which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund Class I shares and the Russell 2000 Growth Index

Average Annual Total Returns as of 9/30/10
	1 Year	5 Years	10 Years
Class I shares	10.12%	0.76%	–1.71%
Russell 2000 Growth Index	14.79%	2.35%	–0.13%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Tax-Sensitive Equity Fund on 9/30/00 to a $10,000 investment made in the Russell 2000 Growth Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses. The Index is an unmanaged index that measures the performance of those Russell 2000 companies (the 2,000 smallest companies of the Russell 3000 Index) with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.83
Ending value (after expenses)	$1,007.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.86
Ending value (after expenses)	$1,020.26

† Expenses are equal to the fund’s annualized expense ratio of .96% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—98.5%	Shares	Value ($)
Consumer Discretionary—13.5%
99 Cents Only Stores	126,060 [a]	2,380,013
Aaron’s	76,470 [b]	1,410,871
Cato, Cl. A	36,960	989,050
Cheesecake Factory	85,850 [a]	2,272,449
Columbia Sportswear	28,740 [b]	1,679,566
Gentex	68,920	1,344,629
HSN	70,660 [a]	2,112,734
Jarden	44,700	1,391,511
JOS. A. Bank Clothiers	42,990 [a]	1,831,804
Life Time Fitness	36,580 [a,b]	1,443,813
Lions Gate Entertainment	255,322 [a,b]	1,876,617
P.F. Chang’s China Bistro	29,630 [b]	1,368,906
Timberland, Cl. A	35,780 [a]	708,802
Tractor Supply	49,840 [b]	1,976,654
Vitamin Shoppe	46,310	1,271,210
WMS Industries	22,150 [a]	843,251
		24,901,880
Consumer Staples—3.9%
Alberto-Culver	68,653	2,584,785
Inter Parfums	47,370	833,238
Nu Skin Enterprises, Cl. A	47,570	1,370,016
Seneca Foods, Cl. A	14,000 [a]	366,660
United Natural Foods	60,870 [a]	2,017,232
		7,171,931
Energy—4.7%
Dril-Quip	18,020 [a]	1,119,222
Gulfport Energy	184,960 [a]	2,559,846
Northern Oil and Gas	68,660 [a]	1,163,100
Oil States International	59,060 [a]	2,749,243
Quicksilver Resources	80,720 [a]	1,017,072
		8,608,483
Exchange Traded Funds—4.8%
iShares Russell 2000 Growth Index Fund	118,110 [b]	8,827,541

8

Common Stocks (continued)	Shares		Value ($)
Financial—8.3%
Altisource Portfolio Solutions	82,620	[a]	2,572,787
Arch Capital Group	23,290 [a]		1,951,702
Coresite Realty	18,830		308,624
Hatteras Financial	55,020	[b]	1,566,419
Hersha Hospitality Trust	172,740		894,793
MarketAxess Holdings	87,670		1,488,637
MFA Financial	116,220	[c]	886,759
Portfolio Recovery Associates	40,180 [a,b]		2,597,637
Sterling Bancshares	162,740		873,914
Westamerica Bancorporation	40,420	[b]	2,202,486
			15,343,758
Health Care—22.1%
Alexion Pharmaceuticals	31,380	[a]	2,019,617
Allscripts Healthcare Solutions	77,540	[a]	1,432,164
Analogic	38,180		1,713,518
AngioDynamics	54,940	[a]	837,286
Cardiome Pharma	134,050 [a]		817,705
Catalyst Health Solutions	36,960	[a]	1,301,362
Centene	50,800 [a]		1,198,372
Chemed	31,680		1,804,810
Cooper	39,170		1,810,437
Emergency Medical Services, Cl. A	35,818	[a]	1,907,308
Human Genome Sciences	68,340	[a]	2,035,849
ICON, ADR	79,040 [a]		1,708,845
MAP Pharmaceuticals	115,400 [a]		1,765,620
Mednax	17,720 [a]		944,476
Nektar Therapeutics	185,930 [a,b]		2,746,186
PerkinElmer	83,270		1,926,868
Pharmasset	32,490 [a]		958,455
PSS World Medical	43,670 [a]		933,665
RehabCare Group	63,880 [a]		1,291,654
Salix Pharmaceuticals	62,120	[a]	2,467,406
SXC Health Solutions	42,280	[a]	1,541,952

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Theravance	64,550 [a,b]	1,297,455
Thermo Fisher Scientific	30,580 [a]	1,464,170
Thoratec	50,880 [a,b]	1,881,542
United Therapeutics	17,390 [a]	974,014
Volcano	69,700 [a]	1,810,806
		40,591,542
Industrial—11.2%
Columbus McKinnon	58,310 [a]	967,363
Crane	38,430	1,458,034
EMCOR Group	43,960 [a]	1,080,976
EnerSys	70,060 [a]	1,749,398
EnPro Industries	47,980 [a]	1,500,814
Exponent	24,820 [a]	833,704
GeoEye	22,650 [a]	916,872
Kforce	156,550 [a]	2,147,866
Knight Transportation	43,050	832,157
Middleby	25,100 [a]	1,591,089
Mueller Industries	69,220	1,833,638
Quanex Building Products	78,770	1,360,358
Roadrunner Transportation Systems	33,140	359,238
Teledyne Technologies	58,198 [a]	2,317,444
Werner Enterprises	79,150	1,621,784
		20,570,735
Materials—3.2%
Arch Chemicals	52,600	1,845,734
Innophos Holdings	40,110	1,327,641
Intrepid Potash	100,870 [a]	2,629,681
		5,803,056
Technology—26.8%
Acxiom	59,840 [a]	949,062
Blackboard	67,560 [a,b]	2,434,862
CACI International, Cl. A	29,184 [a]	1,320,868
CommScope	50,180 [a]	1,191,273
Commvault Systems	38,410 [a]	999,812
Compellent Technologies	49,780 [a]	905,000
DTS	39,550 [a]	1,509,623

10

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Gartner	79,460 [a]	2,339,302
Harmonic	339,000 [a]	2,332,320
Infinera	185,620 [a]	2,166,185
Integrated Device Technology	165,800 [a]	969,930
Ixia	164,880 [a]	2,044,512
Mellanox Technologies	48,837 [a,b]	959,159
Mentor Graphics	165,250 [a]	1,746,693
Netgear	57,680 [a]	1,557,937
NetLogic Microsystems	20,260 [a]	558,771
NetScout Systems	178,320 [a]	3,657,343
OmniVision Technologies	40,570 [a]	934,733
Pericom Semiconductor	58,990 [a]	512,623
PMC-Sierra	115,400 [a]	849,344
QLogic	108,120 [a]	1,907,237
Quality Systems	15,940 [b]	1,056,981
Quest Software	77,740 [a]	1,911,627
Rackspace Hosting	67,380 [a,b]	1,750,532
SMART Modular Technologies	200,820 [a]	1,210,945
Sonic Solutions	83,870 [a,b]	954,441
SuccessFactors	38,890 [a]	976,528
Terremark Worldwide	59,560 [a,b]	615,850
Triquint Semiconductor	306,240 [a]	2,939,904
Ultratech	70,880 [a]	1,212,048
VeriFone Holdings	47,000 [a]	1,460,290
Vishay Intertechnology	103,740 [a]	1,004,203
Vocus	96,310 [a]	1,779,809
Volterra Semiconductor	25,070 [a]	539,506
		49,259,253
Total Common Stocks
(cost $158,279,877)		181,078,179

Other Investment—2.0%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $3,587,659)	3,587,659 [d]	3,587,659

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—12.2%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $22,398,298)	22,398,298 [d]	22,398,298
Total Investments (cost $184,265,834)	112.7%	207,064,136
Liabilities, Less Cash and Receivables	(12.7%)	(23,266,705)
Net Assets	100.0%	183,797,431

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$21,839,650 and the market value of the collateral held by the fund was $22,398,298.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	26.8	Exchange Traded Funds	4.8
Health Care	22.1	Energy	4.7
Money Market Investments	14.2	Consumer Staples	3.9
Consumer Discretionary	13.5	Materials	3.2
Industrial	11.2
Financial	8.3		112.7

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,839,650)—Note 1(b):
Unaffiliated issuers	158,279,877	181,078,179
Affiliated issuers	25,985,957	25,985,957
Cash		38,631
Receivable for investment securities sold		4,700,102
Dividends and interest receivable		96,628
Receivable for shares of Beneficial Interest subscribed		7,474
Prepaid expenses		2,551
		211,909,522
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		148,355
Liability for securities on loan—Note 1(b)		22,398,298
Payable for investment securities purchased		4,963,697
Payable for shares of Beneficial Interest redeemed		537,797
Accrued expenses		63,944
		28,112,091
Net Assets ($)		183,797,431
Composition of Net Assets ($):
Paid-in capital		228,065,115
Accumulated undistributed investment income—net		8,637
Accumulated net realized gain (loss) on investments		(67,074,623)
Accumulated net unrealized appreciation
(depreciation) on investments		22,798,302
Net Assets ($)		183,797,431
Class I Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		5,746,133
Net Asset Value, offering and redemption price per share ($)		31.99

See notes to financial statements.

The Fund 13

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,191,023
Affiliated issuers	5,579
Income from securities lending—Note 1(b)	66,303
Total Income	1,262,905
Expenses:
Investment advisory fee—Note 3(a)	1,531,471
Custodian fees—Note 3(b)	105,248
Shareholder servicing costs—Note 3(b)	90,332
Accounting and administration fees—Note 3(a)	45,000
Professional fees	39,370
Prospectus and shareholders’ reports	24,956
Registration fees	24,259
Trustees’ fees and expenses—Note 3(c)	9,415
Loan commitment fees—Note 2	2,327
Miscellaneous	13,701
Total Expenses	1,886,079
Less—reduction in fees due to earnings credits—Note 3(b)	(3)
Net Expenses	1,886,076
Investment (Loss)—Net	(623,171)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	32,428,299
Net unrealized appreciation (depreciation) on investments	(13,558,978)
Net Realized and Unrealized Gain (Loss) on Investments	18,869,321
Net Increase in Net Assets Resulting from Operations	18,246,150

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(623,171)	(805,574)
Net realized gain (loss) on investments	32,428,299	(75,416,037)
Net unrealized appreciation
(depreciation) on investments	(13,558,978)	31,483,918
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,246,150	(44,737,693)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	14,599,482	76,973,547
Cost of shares redeemed	(52,853,254)	(131,676,622)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(38,253,772)	(54,703,075)
Total Increase (Decrease) in Net Assets	(20,007,622)	(99,440,768)
Net Assets ($):
Beginning of Period	203,805,053	303,245,821
End of Period	183,797,431	203,805,053
Undistributed investment income—net	8,637	—
Capital Share Transactions (Shares):
Shares sold	490,583	3,295,500
Shares redeemed	(1,759,076)	(5,308,402)
Net Increase (Decrease) in Shares Outstanding	(1,268,493)	(2,012,902)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	29.05	33.59	43.15	42.27	42.35
Investment Operations:
Investment (loss)—net[b]	(.10)	(.09)	(.07)	(.07)	(.08)
Net realized and unrealized
gain (loss) on investments	3.04[c]	(4.45)	(6.42)[c]	8.07[c]	3.08
Total from Investment Operations	2.94	(4.54)	(6.49)	8.00	3.00
Distributions:
Dividends from net realized
gain on investments	—	—	(3.07)	(7.12)	(3.08)
Net asset value, end of period	31.99	29.05	33.59	43.15	42.27
Total Return (%)	10.12	(13.54)	(15.99)	20.79	7.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99	1.05	.95	.96	.99
Ratio of net expenses
to average net assets	.99[d]	1.05[d]	.95	.96	.99
Ratio of net investment (loss)
to average net assets	(.33)	(.38)	(.19)	(.17)	(.18)
Portfolio Turnover Rate	171.24	265.74	209	170	169
Net Assets, end of period ($ x 1,000)	183,797	203,805	303,246	316,479	160,552

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02, $.01 and $.04, respectively, per share for the years ended September 30, 2010, 2008 and 2007.
d Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates a series company currently offering twelve series, including the fund.The fund’s investment objective is to maximize after-tax total return, consisting of long-term growth of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not

18

orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	169,724,088	—	—	169,724,088
Equity Securities—
Foreign†	2,526,550	—	—	2,526,550
Mutual Funds/
Exchange
Traded Funds	34,813,498	—	—	34,813,498

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for signifi-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

cant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result

20

of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $22,101 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carry-

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

overs, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $65,187,670 and unrealized appreciation $20,919,986.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $34,288,194 of the carryover expires in fiscal 2017 and $30,899,476 expires in fiscal 2018.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $631,808 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on September 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 during the period ended September 30, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $3,320 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $706 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $3.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $105,248 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $117,155, custodian fees $22,000, chief compliance officer fees $1,783 and transfer agency per account fees $7,417.

(c) Prior to January 1, 2010, each Board member received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended

24

that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting. Effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, receives $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2010, amounted to $318,870,928 and $356,906,477, respectively.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended September 30, 2010.

At September 30, 2010, the cost of investments for federal income tax purposes was $186,144,150; accordingly, accumulated net unrealized appreciation on investments was $20,919,986, consisting of $26,111,128 gross unrealized appreciation and $5,191,142 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small Cap Tax-Sensitive Equity Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

The Fund 27

BOARD MEMBERS INFORMATION (Unaudited)

28

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

The Fund 29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

30

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 31

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

32

For More Information

Ticker Symbol: SDCEX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Small Cap
Value Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
17	Financial Highlights
18	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Important Tax Information
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small Cap
Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small CapValue Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period.The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes.The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Joseph M. Corrado, CFA, and Stephanie K. Brandaleone, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Small Cap Value Fund produced a total return of 11.27%.1 In comparison, the fund’s benchmark, the Russell 2000 Value Index (the “Index”), produced a total return of 11.84% for the same period.2

Economic uncertainties undermined stock prices over the reporting period’s second half, partly offsetting gains achieved during a market rally over the first half. The fund produced returns that were slightly lower than its benchmark, as above-average results from the health care and consumer discretionary sectors were balanced by shortfalls in the information technology and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap U.S. companies with market capitalizations, at the time of purchase, that are equal to or less than the total market capitalization of the largest company in the Index. We use fundamental research and qualitative analysis to select stocks and look for companies with strong competitive positions, high quality management, and financial strength. We use a consistent three-step fundamental research process to evaluate the stocks, consisting of valuation, which is to identify small-cap companies that are considered to be attractively priced relative to their earnings potential; fundamentals, which is to verify the strength of the underlying business position; and catalyst, which is to identify a specific event that has the potential to cause the stocks to appreciate in value.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

businesses, consumers and investors. The recovery appeared to gain additional traction early in 2010, when employment gains indicated that stubbornly high unemployment might moderate.

In May, however, several developments threatened the economic rebound. Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Robust economic growth in China sparked local inflationary pressures, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and the housing data suggested that economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains over the spring and summer.Although small-cap stocks generally produced higher returns than their large-cap counterparts, value-oriented stocks tended to lag growth-oriented stocks during the reporting period.

Individual Holdings Produced Mixed Returns

In this changing market environment, the fund’s relative performance was bolstered by hospice care provider Odyssey Healthcare, which was acquired by former rival Gentiva Health Services. Managed healthcare provider AMERIGROUP benefited from expectations of higher revenues after the passage of health care reform legislation. Medical helicopter services company Air Methods prospered amid a secular shift toward outsourcing by hospitals and municipalities. Finally, biopharma-ceutical services company PAREXEL International gained value after booking high order volumes, and we eliminated its position in the portfolio when the stock reached a fuller valuation.

In the consumer discretionary sector, retailerWilliams-Sonoma continues to successfully integrate its “brick and mortar” stores with an expanded catalog and online presence.Apparel seller Children’s Place Retail Stores and athletic shoes specialist Foot Locker benefited from improved comparatives. Similarly, footwear sellers Skechers USA and Timberland saw solid rebounds in overall business activity.

These successes were largely offset by disappointments in other areas. Results from the information technology sector were undermined by semiconductor equipment company FormFactor, which encountered speed bumps in the transition to new semiconductor testing methods. Communications equipment maker Arris Group lagged due to intensi-

4

fying competitive pressures, which weighed on its business outlook. In the industrials sector, civil construction contractor Granite Construction declined due to a smaller-than-expected impact on its business from the federal stimulus package.

Positioned for a More Selective Market Environment

Although the U.S. and global economies have hit a rough patch, we do not currently expect a return to recession. Indeed, corporations now have record amounts of cash on their balance sheets, and profits in some industries have returned to pre-recession levels. However, it appears that the economic recovery will remain weaker than historical averages, with a number of uncertainties—such as tax policy, currency movements and geopolitical developments—likely to challenge investor sentiment.

In such an environment, we believe that investors will become more selective, favoring attractively valued companies with the ability to grow in a slow economy, and avoiding those with weaker underlying business fundamentals. Consequently, we have maintained overweighted exposure to the health care and consumer discretionary sectors, where valuations are relatively attractive. We also have established a mildly overweighted position in the information technology sector in anticipation of greater corporate spending on productivity enhancements.

October 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Small companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile than those of larger, more established companies.
The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund’s ability to sell these securities.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small Cap Value Fund Class I shares and the Russell 2000 Value Index

Average Annual Total Returns as of 9/30/10
	1 Year	5 Years	10 Years
Class I shares	11.27%	2.08%	9.43%
Russell 2000 Value Index	11.84%	0.73%	7.72%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small Cap
Value Fund on 9/30/00 to a $10,000 investment made in the Russell 2000 Value Index (the “Index”) on that date.
All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is an unmanaged index, which measures the performance of those Russell 2000 companies (the 2,000 smallest companies in the
Russell 3000 Index) with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small CapValue Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.65
Ending value (after expenses)	$973.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

Expenses paid per $1,000†	$ 4.76
Ending value (after expenses)	$1,020.36

† Expenses are equal to the fund’s annualized expense ratio of .94% for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—98.9%	Shares	Value ($)
Consumer Discretionary—14.5%
Bebe Stores	453,930	3,272,835
Belo, Cl. A	376,510 [a]	2,334,362
Big 5 Sporting Goods	108,950	1,462,109
Callaway Golf	283,680 [b]	1,985,760
Cavco Industries	44,102 [a]	1,583,703
Children’s Place Retail Stores	75,230 [a]	3,668,967
Drew Industries	57,020 [a]	1,189,437
Ethan Allen Interiors	231,040 [b]	4,033,958
Foot Locker	302,730	4,398,667
Furniture Brands International	316,240 [a]	1,701,371
Gentex	127,920	2,495,719
Gymboree	23,180 [a]	962,897
Jack in the Box	154,960 [a]	3,322,342
MDC Holdings	113,630	3,298,679
Meredith	150,460 [b]	5,011,823
OfficeMax	493,014 [a]	6,453,553
Ryland Group	285,410 [b]	5,114,547
Saks	247,030 [a,b]	2,124,458
Talbots	367,640 [a,b]	4,816,084
Thor Industries	109,900	3,670,660
Timberland, Cl. A	145,140 [a]	2,875,223
Williams-Sonoma	179,262 [b]	5,682,605
		71,459,759
Consumer Staples—4.8%
BJ’s Wholesale Club	108,070 [a]	4,484,905
Casey’s General Stores	65,393	2,730,158
Flowers Foods	133,740	3,322,102
Hain Celestial Group	118,930 [a,b]	2,851,941
Lancaster Colony	41,720	1,981,700
Lance	155,990	3,322,587
Spartan Stores	208,490	3,023,105
Winn-Dixie Stores	277,820 [a,b]	1,980,857
		23,697,355

8

Common Stocks (continued)	Shares	Value ($)
Energy—6.0%
Cal Dive International	475,670 [a]	2,601,915
Comstock Resources	175,860 [a]	3,955,092
Frontier Oil	387,960	5,198,664
Matrix Service	250,620 [a]	2,192,925
Penn Virginia	193,800	3,108,552
Tesco	154,590 [a]	1,859,718
Tidewater	113,630	5,091,760
Unit	153,700 [a]	5,731,473
		29,740,099
Exchange Traded Funds—.8%
iShares Russell 2000 Value Index Fund	59,890	3,712,581
Financial—31.2%
Aspen Insurance Holdings	132,780	4,020,579
Associated Banc-Corp	287,990	3,798,588
BioMed Realty Trust	283,650 [c]	5,083,008
Brandywine Realty Trust	259,290 [c]	3,176,303
Brookline Bancorp	246,880	2,463,863
CBL & Associates Properties	326,820 [c]	4,268,269
Citizens Republic Bancorp	3,197,310 [a]	2,881,096
City National	84,947 [b]	4,508,137
Columbia Banking System	126,660	2,488,869
CVB Financial	377,580 [b]	2,835,626
DCT Industrial Trust	574,820	2,753,388
DiamondRock Hospitality	484,961 [a,c]	4,602,280
E*TRADE Financial	400,871 [a]	5,828,664
Entertainment Properties Trust	70,290 [c]	3,035,122
First American Financial	370,850	5,540,499
Getty Realty	130,180 [b,c]	3,492,729
Glacier Bancorp	231,660	3,382,236
Hanover Insurance Group	101,610	4,775,670
Inland Real Estate	314,430 [c]	2,612,913
Investment Technology Group	231,411 [a]	3,290,664
Kilroy Realty	99,190 [c]	3,287,157

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
LaSalle Hotel Properties	200,920 [c]	4,699,519
Lexington Realty Trust	787,460 [b,c]	5,638,214
MGIC Investment	858,950 [a,b]	7,928,109
National Health Investors	89,090 [c]	3,925,305
National Penn Bancshares	260,360	1,627,250
NewAlliance Bancshares	120,887	1,525,594
Old National Bancorp	309,380	3,248,490
Omega Healthcare Investors	180,360 [b,c]	4,049,082
PacWest Bancorp	135,800 [b]	2,588,348
Piper Jaffray	87,200 [a]	2,540,136
Protective Life	169,490	3,688,102
Provident Financial Services	234,570	2,899,285
Radian Group	522,140	4,083,135
Southwest Bancorp	132,267	1,715,503
Sterling Bancshares	539,710	2,898,243
SVB Financial Group	123,370 [a]	5,221,018
TradeStation Group	307,270 [a]	2,021,837
Urstadt Biddle Properties, Cl. A	57,530 [c]	1,040,142
Viad	117,960	2,281,346
Washington Federal	313,531	4,784,483
Washington Trust Bancorp	38,960 [b]	744,915
Webster Financial	171,290	3,007,852
Wilmington Trust	349,879	3,141,913
		153,423,481
Health Care—9.2%
Air Methods	83,270 [a,b]	3,462,367
AMERIGROUP	147,250 [a]	6,253,708
Assisted Living Concepts, Cl. A	47,470 [a,b]	1,444,987
Haemonetics	105,630 [a]	6,182,524
Kensey Nash	93,744 [a]	2,708,264
LifePoint Hospitals	151,510 [a]	5,311,941
Mednax	94,153 [a]	5,018,355
Omnicell	234,760 [a]	3,070,661
RehabCare Group	234,160 [a]	4,734,715
STERIS	215,750 [b]	7,167,215
		45,354,737

10

Common Stocks (continued)	Shares	Value ($)
Industrial—14.3%
Astec Industries	129,390 [a,b]	3,691,497
Atlas Air Worldwide Holdings	43,990 [a]	2,212,697
Brink’s	221,420	5,092,660
Clean Harbors	90,870 [a,b]	6,156,443
Columbus McKinnon	105,720 [a]	1,753,895
Comfort Systems USA	128,710	1,381,058
Duff & Phelps, Cl. A	160,960	2,168,131
FTI Consulting	228,320 [a]	7,920,421
Granite Construction	171,654 [b]	3,903,412
Heidrick & Struggles International	91,200	1,776,576
Marten Transport	80,140	1,857,645
McGrath Rentcorp	103,720	2,484,094
Mueller Industries	103,910	2,752,576
Resources Connection	135,520	1,864,755
RSC Holdings	299,350 [a]	2,233,151
Spirit Aerosystems Holdings, Cl. A	282,880 [a]	5,637,798
Steelcase, Cl. A	424,920	3,539,584
Team	122,040 [a]	2,100,308
Tetra Tech	118,220 [a]	2,479,073
Thomas & Betts	73,070 [a]	2,997,331
US Ecology	125,090	2,001,440
Waste Connections	115,739 [a]	4,590,209
		70,594,754
Materials—4.3%
Carpenter Technology	96,640	3,257,735
Coeur d’Alene Mines	304,540 [a,b]	6,066,437
Domtar	51,450	3,322,641
Louisiana-Pacific	480,980 [a,b]	3,641,019
RTI International Metals	118,520 [a]	3,629,082
Wausau Paper	169,060 [a]	1,401,507
		21,318,421
Technology—10.5%
Arris Group	249,340 [a]	2,436,052
Aspen Technology	274,228 [a]	2,843,744
Aviat Networks	231,670 [a]	947,530
Avid Technology	239,060 [a,b]	3,134,077

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Cadence Design Systems	710,160 [a]	5,418,521
CommScope	154,380 [a]	3,664,981
CoreLogic	297,910	5,707,956
Cymer	115,440 [a]	4,280,515
Diebold	210,820	6,554,394
FormFactor	145,480 [a]	1,251,128
MKS Instruments	103,120 [a]	1,854,098
NetScout Systems	174,110 [a]	3,570,996
Sonus Networks	1,012,247 [a]	3,573,232
Tekelec	206,750 [a]	2,679,480
Websense	200,860 [a,b]	3,563,256
		51,479,960
Utilities—3.3%
El Paso Electric	219,100 [a]	5,210,198
PNM Resources	122,620	1,396,642
Portland General Electric	235,820	4,782,430
WGL Holdings	130,600	4,934,068
		16,323,338
Total Common Stocks
(cost $461,363,434)		487,104,485

Other Investment—1.7%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $8,248,138)	8,248,138 [d]	8,248,138

12

Investment of Cash Collateral
for Securities Loaned—9.6%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $47,366,286)	47,366,286 [d]	47,366,286

Total Investments (cost $516,977,858)	110.2%	542,718,909
Liabilities, Less Cash and Receivables	(10.2%)	(50,326,344)
Net Assets	100.0%	492,392,565

a Non-income producing security.
b Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$45,497,619 and the market value of the collateral held by the fund was $47,366,286.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	31.2	Energy	6.0
Consumer Discretionary	14.5	Consumer Staples	4.8
Industrial	14.3	Materials	4.3
Money Market Investments	11.3	Utilities	3.3
Technology	10.5	Exchange Traded Funds	.8
Health Care	9.2		110.2

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $45,497,619)—Note 1(b):
Unaffiliated issuers	461,363,434	487,104,485
Affiliated issuers	55,614,424	55,614,424
Cash		567,643
Receivable for investment securities sold		9,737,781
Dividends and interest receivable		611,735
Receivable for shares of Beneficial Interest subscribed		76,803
Prepaid expenses		3,500
		553,716,371
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		352,663
Liability for securities on loan—Note 1(b)		47,366,286
Payable for investment securities purchased		13,335,560
Payable for shares of Beneficial Interest redeemed		123,926
Accrued expenses		145,371
		61,323,806
Net Assets ($)		492,392,565
Composition of Net Assets ($):
Paid-in capital		547,883,948
Accumulated undistributed investment income—net		1,394,809
Accumulated net realized gain (loss) on investments		(82,627,243)
Accumulated net unrealized appreciation
(depreciation) on investments		25,741,051
Net Assets ($)		492,392,565
Class I Shares Outstanding
(unlimted number of $.001 par value shares of Beneficial Interest authorized)		23,934,062
Net Asset Value, offering and redemption price per share ($)		20.57

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,902,047
Affiliated issuers	11,151
Income from securities lending—Note 1(b)	59,686
Total Income	6,972,884
Expenses:
Investment advisory fee—Note 3(a)	3,839,795
Shareholder servicing costs—Note 3(b)	346,616
Custodian fees—Note 3(b)	125,233
Accounting and administration fees—Note 3(a)	45,000
Professional fees	39,837
Registration fees	24,693
Trustees’ fees and expenses—Note 3(c)	24,048
Prospectus and shareholders’ reports	20,685
Loan commitment fees—Note 2	6,751
Miscellaneous	13,285
Total Expenses	4,485,943
Less—reduction in fees due to
earnings credits—Note 3(b)	(7)
Net Expenses	4,485,936
Investment Income—Net	2,486,948
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	58,233,505
Net realized gain (loss) on financial futures	(66,506)
Net Realized Gain (Loss)	58,166,999
Net unrealized appreciation (depreciation) on investments	(11,355,645)
Net unrealized appreciation (depreciation) on financial futures	82,835
Net Unrealized Appreciation (Depreciation)	(11,272,810)
Net Realized and Unrealized Gain (Loss) on Investments	46,894,189
Net Increase in Net Assets Resulting from Operations	49,381,137

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	2,486,948	2,778,316
Net realized gain (loss) on investments	58,166,999	(101,657,755)
Net unrealized appreciation
(depreciation) on investments	(11,272,810)	65,039,732
Net Increase (Decrease) in Net Assets
Resulting from Operations	49,381,137	(33,839,707)
Dividends to Shareholders from ($):
Investment income—net	(1,329,932)	(2,759,107)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	78,442,990	89,918,544
Dividends reinvested	1,044,363	1,989,473
Cost of shares redeemed	(93,644,622)	(101,183,732)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(14,157,269)	(9,275,715)
Total Increase (Decrease) in Net Assets	33,893,936	(45,874,529)
Net Assets ($):
Beginning of Period	458,498,629	504,373,158
End of Period	492,392,565	458,498,629
Undistributed investment income—net	1,394,809	530,940
Capital Share Transactions (Shares):
Shares sold	3,915,144	6,042,574
Shares issued for dividends reinvested	55,141	143,192
Shares redeemed	(4,760,845)	(6,875,106)
Net Increase (Decrease) in Shares Outstanding	(790,560)	(689,340)

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	18.54	19.85	25.26	23.70	22.55
Investment Operations:
Investment income—net[b]	.10	.11	.18	.16	.09
Net realized and unrealized
gain (loss) on investments	1.99	(1.31)	(3.95)	2.48	2.58
Total from Investment Operations	2.09	(1.20)	(3.77)	2.64	2.67
Distributions:
Dividends from investment income—net	(.06)	(.11)	(.19)	(.09)	(.03)
Dividends from net realized
gain on investments	—	—	(1.45)	(.99)	(1.49)
Total Distributions	(.06)	(.11)	(1.64)	(1.08)	(1.52)
Net asset value, end of period	20.57	18.54	19.85	25.26	23.70
Total Return (%)	11.27	(5.83)	(15.38)	11.18	12.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.93	.97	.93	.90[c]	.94[c]
Ratio of net expenses
to average net assets	.93[d]	.97[d]	.93	.90[c]	.94[c]
Ratio of net investment income
to average net assets	.52	.76	.85	.61	.40
Portfolio Turnover Rate	79.47	82.04	73	67[e]	60[e]
Net Assets, end of period ($ x 1,000)	492,393	458,499	504,373	829,957	539,560

a Effective September 1, 2009, the fund’s shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.
c Includes the fund’s share of the The Boston Company Small Cap Value Portfolio’s (the “Portfolio”) allocated expenses.
d Expense waivers and/or reimbursements amounted to less than .01%.
e On September 19, 2007, the fund, which owned 100% of the Portfolio on such date, withdrew entirely from the
Portfolio and received the Portfolio’s securities and cash in exchange for its interests in the Portfolio. Effective
September 20, 2007, the fund began investing directly in the securities in which the Portfolio had invested. Portfolio turnover represents activity of both the fund and the Portfolio for the year ended September 30, 2007.The amounts shown for 2006 are ratios for the portfolio.

See notes to financial statements.

The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small Cap Value Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price

18

that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s invest ments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	483,391,904	—	—	483,391,904
Mutual Funds/
Exchange Traded
Funds	59,327,005	—	—	59,327,005

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to

20

prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $19,895 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

22

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $911,268, accumulated capital losses $79,247,611 and unrealized appreciation $22,844,960.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $61,534,792 of the carryover expires in fiscal 2017 and $17,712,819 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $1,329,932 and $2,759,107, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, limited partnerships and recognition of book to tax differences resulting from prior year fund restructure, the fund decreased accumulated undistributed investment income-net by $293,147,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

increased accumulated net realized gain (loss) on investments by $453,650 and decreased paid-in capital by $160,503. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .80% of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $45,000 during the period ended September 30, 2010 for administration and fund accounting services.

(b) The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was

24

charged $8,071 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $1,584 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $7.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $125,233 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $314,664, custodian fees $26,400, chief compliance officer fees $1,783 and transfer agency per account fees $9,816.

(c) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2010, amounted to $371,578,641 and $382,363,126, respectively.

26

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Equity futures contracts	3,475,240.72

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market.A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. At September 30, 2010, there were no financial futures contracts outstanding.

At September 30, 2010, the cost of investments for federal income tax purposes was $519,873,949; accordingly, accumulated net unrealized appreciation on investments was $22,844,960, consisting of $57,552,641 gross unrealized appreciation and $34,707,681 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Dreyfus/The Boston Company Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small Cap Value Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small CapValue Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

The Fund 29

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable, but not less than $1,329,932 as ordinary income dividends paid during the year ended September 30, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended September 30, 2010 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2011 of the percentage applicable to the preparation of their 2010 income tax returns.

30

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

32

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

34

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 35

NOTES

For More Information

Ticker Symbol: STSVX

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/The Boston
Company Small/Mid Cap
Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in some of the riskier asset classes, including U.S. stocks, offsetting gains achieved earlier in the reporting period. The spending power of consumers, long an important economic catalyst, has been diminished by concerns over job security and an inability to generate cash from the equity in their homes. The second major driver of sustainable growth, corporate investment, also has been stunted, as a continuing lack of credit thwarts business development.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, by Todd Wakefield and B. Randall Watts, Jr., Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares produced a total return of 10.45%, Class C shares returned 9.14% and Class I shares returned 10.72%.1 In comparison, the fund’s benchmark, the Russell 2500 Growth Index (the “Index”), produced a total return of 17.27% for the same period.2

Small- and mid-cap stocks encountered heightened volatility over the reporting period’s second half, when investors grew concerned regarding several threats to economic growth. The fund produced lower returns than its benchmark, mainly due to shortfalls in the information technology, financials and consumer discretionary sectors, offsetting better results in the consumer staples sector.

The Fund’s Investment Approach

The fund seeks long-term growth of capital.To pursue its goal, the fund normally invests at least 80% of its assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations, at the time of purchase, equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth.We employ fundamental research to identify companies with attractive characteristics, such as strong business and competitive positions, solid cash flows and balance sheets, high-quality management and high sustainable growth. We also may invest in companies that our research indicates will experience accelerating revenues and expanding operating margins.

Global Economic Concerns Intensified

The reporting period began in the midst of an economic recovery as improved manufacturing activity helped boost confidence among businesses, consumers and investors in the United States and worldwide. In May, however, several developments threatened the economic rebound.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden. Robust economic growth in China sparked local inflationary pressures, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed employment and housing data suggested that persistent economic headwinds might constrain already mild growth. Consequently, stocks gave back many of their previous gains. On average, small- and mid-cap stocks produced higher returns than large-cap stocks, and growth-oriented stocks outperformed value-oriented stocks.

Security Selections Produced Mixed Results

Although the fund participated to a significant degree in the market’s gains over the reporting period, our bottom-up security selection strategy encountered a number of disappointments in the information technology sector. Results were hampered by the fund’s exit from positions in semiconductor companies Verigy and Atheros Communications, which proved to be too early as these stocks continued to advance for the benchmark despite an apparent peak in the business cycle for semiconductors. Similarly, the fund sold application delivery specialist F5 Networks after it had posted gains but before its share price peaked.

The fund’s results in the financials sector were undermined by insurance companies Tower Group and Williams Group Holdings, which suffered due to softer-than-expected pricing in the weak economy.Among diversified financial services companies, securities exchange Intercontinental Exchange was hurt by lower trading volumes, prompting its sale from the portfolio. Finally, in the consumer discretionary sector, gaming companies International Game Technology and WMS Industries were hindered, as expected equipment upgrades were pushed out.

The fund achieved better results in the consumer staples sector, where luxury goods purveyor Estee Lauder Companies gained value after restructuring its brands domestically and expanding its presence in faster-growing emerging markets. Hair care products producer Alberto-Culver was acquired by household goods giant Unilever late in the reporting period at a premium to its then-prevailing stock price.

Positioned for a More Selective Market Environment

Although the U.S. and global economies have hit a rough patch, causing uncertainty in financial markets, we do not currently expect a return to

4

recession. Indeed, corporations now have record amounts of cash on their balance sheets, and profits in some industries have returned to pre-recession levels. However, it appears that the economic recovery will remain weaker than historical averages, with a number of uncertainties—such as tax policy, currency movements and geopolitical developments—likely to challenge investor sentiment.

In such an environment, we believe that investors will become increasingly selective, favoring companies with the ability to grow in a slow economy, and avoiding those with weaker underlying business fundamentals. Consequently, we have maintained overweighted exposure to the health care sector, where valuations are relatively attractive and companies seem poised for growth. We also have established a mildly overweighted position in the technology sector in anticipation of greater corporate spending on productivity enhancements. We have identified fewer opportunities in the consumer discretionary sector, where demand may remain sluggish in the sub-par economic recovery.

October 15, 2010

Please note: the position in any security highlighted in italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The prices of small company stocks tend to be more volatile than the prices of large company stocks, mainly because these companies have less established and more volatile earnings histories.
They also tend to be less liquid than larger company stocks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies (the 2,500 smallest companies in the
Russell 3000 Index, which is comprised of the 3,000 largest U. S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. The total return figure cited for this index assumes change in security prices and reinvestment of dividends, but does not reflect the costs of managing a mutual fund. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class I shares with the Russell 2500 Growth Index and the Russell

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/The Boston Company Small/Mid
Cap Growth Fund on 9/30/00 to a $10,000 investment made in the Russell 2500 Growth Index and the Russell
2000 Growth Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the indices potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/10
	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	4.08%	2.41%††	0.22%††
without sales charge	3/31/09	10.45%	3.63%††	0.81%††
Class C shares
with applicable redemption charge †	3/31/09	8.14%	3.29%††	0.65%††
without redemption	3/31/09	9.14%	3.29%††	0.65%††
Class I shares	1/1/88	10.72%	3.68%	0.84%
Russell 2500 Growth Index		17.27%	3.09%	0.47%
Russell 2000 Growth Index		14.79%	2.35%	–0.13%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.61	$ 9.89	$ 3.86
Ending value (after expenses)	$997.60	$992.60	$998.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 5.67	$ 10.00	$ 3.90
Ending value (after expenses)	$1,019.45	$1,015.14	$1,021.21

† Expenses are equal to the fund’s annualized expense ratio of 1.12% for Class A, 1.98% for Class C and .77%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—15.3%
Choice Hotels International	139,020 [a]	5,068,669
HSN	171,390 [b]	5,124,561
Jarden	92,150	2,868,629
Lear	53,040 [b]	4,186,447
Life Time Fitness	80,960 [b]	3,195,491
Lions Gate Entertainment	553,208 [a,b]	4,066,079
P.F. Chang’s China Bistro	66,060 [a]	3,051,972
PetSmart	258,550	9,049,250
Strayer Education	17,870	3,118,315
Tractor Supply	103,660 [a]	4,111,156
Vitamin Shoppe	74,740	2,051,613
Williams-Sonoma	256,800 [a]	8,140,560
WMS Industries	80,720 [b]	3,073,010
Wolverine World Wide	146,890	4,261,279
		61,367,031
Consumer Staples—4.6%
Alberto-Culver	151,230	5,693,809
Estee Lauder, Cl. A	47,350	2,993,939
Hansen Natural	103,830 [b]	4,840,555
Whole Foods Market	132,970 [b]	4,934,517
		18,462,820
Energy—3.8%
Complete Production Services	331,080 [b]	6,770,586
Concho Resources	83,230 [b]	5,507,329
Quicksilver Resources	234,300 [b]	2,952,180
		15,230,095
Exchange Traded Funds—1.7%
iShares Russell 2000 Growth Index Fund	92,060	6,880,564
Financial—8.9%
Arch Capital Group	95,100 [b]	7,969,380
Coresite Realty	41,670	682,971
Huntington Bancshares	1,063,100	6,027,777

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
KeyCorp	767,110	6,106,196
MFA Financial	611,600 [c]	4,666,508
Och-Ziff Capital Management Group, Cl. A	283,110	4,218,339
Westamerica Bancorporation	110,680 [a]	6,030,953
		35,702,124
Health Care—21.5%
Alexion Pharmaceuticals	78,620 [b]	5,059,983
Allscripts Healthcare Solutions	264,180 [b]	4,879,405
AmerisourceBergen	89,760	2,752,042
Amylin Pharmaceuticals	76,360 [a,b]	1,592,106
Catalyst Health Solutions	57,656 [b]	2,030,068
Centene	107,630 [b]	2,538,992
Cooper	86,680	4,006,350
Emergency Medical Services, Cl. A	79,605 [b]	4,238,966
Human Genome Sciences	149,690 [b]	4,459,265
ICON, ADR	173,620 [b]	3,753,664
Mednax	37,980 [b]	2,024,334
Nektar Therapeutics	363,260 [a,b]	5,365,350
Patterson	138,160	3,958,284
PerkinElmer	178,640	4,133,730
Pharmasset	69,280 [b]	2,043,760
PSS World Medical	97,060 [b]	2,075,143
Resmed	119,820 [b]	3,931,294
Salix Pharmaceuticals	92,200 [b]	3,662,184
SXC Health Solutions	122,060 [b]	4,451,528
Thermo Fisher Scientific	67,090 [b]	3,212,269
Thoratec	113,120 [a,b]	4,183,178
United Therapeutics	71,110 [b]	3,982,871
Universal Health Services, Cl. B	107,210	4,166,181
Volcano	154,664 [b]	4,018,171
		86,519,118

10

Common Stocks (continued)	Shares	Value ($)
Industrial—15.1%
Aecom Technology	161,510 [b]	3,918,233
AMETEK	149,910	7,161,201
Crane	61,800	2,344,692
EMCOR Group	98,260 [b]	2,416,213
EnerSys	164,440 [b]	4,106,067
Flowserve	41,330	4,522,329
GeoEye	50,500 [b]	2,044,240
IDEX	179,470	6,372,980
Jacobs Engineering Group	100,120 [b]	3,874,644
Mueller Industries	104,670	2,772,708
Quanex Building Products	116,910	2,019,036
Roper Industries	107,670	7,017,931
Teledyne Technologies	120,310 [b]	4,790,744
Waste Connections	111,900 [b]	4,437,954
Werner Enterprises	137,670	2,820,858
		60,619,830
Materials—5.0%
CF Industries Holdings	40,830	3,899,265
Cytec Industries	54,160	3,053,541
FMC	59,900	4,097,759
Royal Gold	97,770	4,872,857
Titanium Metals	205,683 [b]	4,105,433
		20,028,855
Technology—23.7%
Blackboard	142,500 [a,b]	5,135,700
BMC Software	103,020 [b]	4,170,250
CACI International, Cl. A	63,840 [b]	2,889,398
CommScope	110,990 [b]	2,634,903
Commvault Systems	114,370 [b]	2,977,051
Cypress Semiconductor	322,690 [b]	4,059,440
Gartner	175,320 [b]	5,161,421

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Technology (continued)
Harris	89,860	3,979,899
IAC/InterActiveCorp	335,090 [b]	8,802,814
Infinera	172,520 [b]	2,013,308
Ingram Micro, Cl. A	173,020 [b]	2,917,117
Integrated Device Technology	364,220 [b]	2,130,687
Mentor Graphics	362,940 [b]	3,836,276
MICROS Systems	99,400 [b]	4,207,602
Netgear	128,570 [b]	3,472,676
NetLogic Microsystems	44,690 [b]	1,232,550
OmniVision Technologies	89,360 [b]	2,058,854
PMC-Sierra	265,560 [b]	1,954,522
QLogic	239,240 [b]	4,220,194
Quality Systems	33,820 [a]	2,242,604
Quest Software	174,780 [b]	4,297,840
Rackspace Hosting	150,140 [a,b]	3,900,637
Synopsys	163,690 [b]	4,054,601
Teradata	117,280 [b]	4,522,317
Terremark Worldwide	132,140 [b]	1,366,328
VeriFone Holdings	158,380 [b]	4,920,867
Vishay Intertechnology	229,540 [b]	2,221,947
		95,381,803
Total Common Stocks
(cost $357,577,460)		400,192,240

Other Investment—1.1%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,598,849)	4,598,849 [d]	4,598,849

12

Investment of Cash Collateral
for Securities Loaned—6.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $24,017,181)	24,017,181 [d]	24,017,181
Total Investments (cost $386,193,490)	106.7%	428,808,270
Liabilities, Less Cash and Receivables	(6.7%)	(26,795,075)
Net Assets	100.0%	402,013,195

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At September 30, 2010, the market value of the fund’s securities on loan was
$23,520,113 and the market value of the collateral held by the fund was $24,017,181.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Technology	23.7	Materials	5.0
Health Care	21.5	Consumer Staples	4.6
Consumer Discretionary	15.3	Energy	3.8
Industrial	15.1	Exchange Traded Funds	1.7
Financial	8.9
Money Market Investments	7.1		106.7

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $23,520,113)—Note 1(b):
Unaffiliated issuers		357,577,460	400,192,240
Affiliated issuers		28,616,030	28,616,030
Cash			267,132
Receivable for investment securities sold			13,875,515
Dividends and interest receivable			128,279
Receivable for shares of Beneficial Interest subscribed			14,808
			443,094,004
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			298,248
Liability for securities on loan—Note 1(b)			24,017,181
Payable for investment securities purchased			12,947,473
Payable for shares of Beneficial Interest redeemed			3,676,779
Accrued expenses			141,128
			41,080,809
Net Assets ($)			402,013,195
Composition of Net Assets ($):
Paid-in capital			432,640,226
Accumulated net realized gain (loss) on investments			(73,241,811)
Accumulated net unrealized appreciation
(depreciation) on investments			42,614,780
Net Assets ($)			402,013,195

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	107,796,139	1,090,957	293,126,099
Shares Outstanding	8,795,026	90,479	23,842,468
Net Asset Value Per Share ($)	12.26	12.06	12.29

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,962,976
Affiliated issuers	11,259
Income from securities lending—Note 1(b)	71,196
Total Income	2,045,431
Expenses:
Investment advisory fee—Note 3(a)	1,607,461
Shareholder servicing costs—Note 3(c)	356,810
Custodian fees—Note 3(c)	94,896
Registration fees	70,313
Professional fees	53,922
Accounting and administration fees—Note 3(a)	53,000
Prospectus and shareholders’ reports	45,915
Trustees’ fees and expenses—Note 3(d)	5,407
Distribution fees—Note 3(b)	3,497
Loan commitment fees—Note 2	2,267
Miscellaneous	14,513
Total Expenses	2,308,001
Less—reduction in fees due to earnings credits—Note 3(c)	(162)
Net Expenses	2,307,839
Investment (Loss)—Net	(262,408)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,646,806
Net realized gain (loss) on financial futures	(757,638)
Net Realized Gain (Loss)	4,889,168
Net unrealized appreciation (depreciation) on investments	10,238,158
Net Realized and Unrealized Gain (Loss) on Investments	15,127,326
Net Increase in Net Assets Resulting from Operations	14,864,918

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment (loss)—net	(262,408)	(9,704)
Net realized gain (loss) on investments	4,889,168	(19,981,257)
Net unrealized appreciation
(depreciation) on investments	10,238,158	27,751,645
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,864,918	7,760,684
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,214,224	157,650
Class C Shares	13,675	10,000
Class I Shares	152,990,340	97,319,239
Net assets received in connection
with reorganization—Note 1	122,932,527	—
Cost of shares redeemed:
Class A Shares	(6,909,828)	—
Class C Shares	(96,540)	—
Class I Shares	(52,826,717)	(26,684,215)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	218,317,681	70,802,674
Total Increase (Decrease) in Net Assets	233,182,599	78,563,358
Net Assets ($):
Beginning of Period	168,830,596	90,267,238
End of Period	402,013,195	168,830,596

16

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	189,226	16,751
Shares issued in connection
with reorganization—Note 1	9,172,714	—
Shares redeemed	(583,665)	—
Net Increase (Decrease) in Shares Outstanding	8,778,275	16,751
Class C
Shares sold	1,115	1,196
Shares issued in connection
with reorganization—Note 1	96,557	—
Shares redeemed	(8,389)	—
Net Increase (Decrease) in Shares Outstanding	89,283	1,196
Class I
Shares sold	12,980,200	10,482,193
Shares issued in connection
with reorganization—Note 1	186,506	—
Shares redeemed	(4,509,566)	(2,840,128)
Net Increase (Decrease) in Shares Outstanding	8,657,140	7,642,065

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.10	8.36
Investment Operations:
Investment (loss)—net[b]	(.04)	(.02)
Net realized and unrealized
gain (loss) on investments	1.20	2.76
Total from Investment Operations	1.16	2.74
Net asset value, end of period	12.26	11.10
Total Return (%)[c]	10.45	32.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.12	1.26
Ratio of net expenses to average net assets	1.12[d]	1.25
Ratio of net investment (loss)
to average net assets	(.35)	(.37)
Portfolio Turnover Rate	191.46	278.73[e]
Net Assets, end of period ($ x 1,000)	107,796	186

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
e	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	11.05	8.36
Investment Operations:
Investment (loss)—net[b]	(.13)	(.06)
Net realized and unrealized
gain (loss) on investments	1.14	2.75
Total from Investment Operations	1.01	2.69
Net asset value, end of period	12.06	11.05
Total Return (%)[c]	9.14	32.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.99	2.16
Ratio of net expenses to average net assets	1.99[d]	2.00
Ratio of net investment (loss)
to average net assets	(1.21)	(1.20)
Portfolio Turnover Rate	191.46	278.73[e]
Net Assets, end of period ($ x 1,000)	1,091	13

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Expense waivers and/or reimbursements amounted to less than .01%.
e	Represents portfolio turnover for the fund for the year.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	11.10	11.97	17.66	14.92	13.84
Investment Operations:
Investment income (loss)—net[b]	(.01)	(.00)[c]	(.02)	.01	(.02)
Net realized and unrealized
gain (loss) on investments	1.20	(.87)	(1.93)[d]	3.74[d]	1.10
Total from Investment Operations	1.19	(.87)	(1.95)	3.75	1.08
Distributions:
Dividends from investment income—net	—	—	(.01)	—	—
Dividends from net realized
gain on investments	—	—	(3.73)	(1.01)	—
Total Distributions	—	—	(3.74)	(1.01)	—
Net asset value, end of period	12.29	11.10	11.97	17.66	14.92
Total Return (%)	10.72	(7.27)	(14.32)	26.31	7.80[e]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.81	.93	1.11	1.23	1.29
Ratio of net expenses
to average net assets	.81[f]	.93[f]	1.00	1.00	1.00
Ratio of net investment income
(loss) to average net assets	(.05)	(.01)	(.15)	.07	(.16)
Portfolio Turnover Rate	191.46	278.73	201	180	161
Net Assets, end of period ($ x 1,000)	293,126	168,631	90,267	22,432	20,389

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as
Class I shares.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount includes litigation proceeds received by the fund amounting to $.01 and $.19 per share for the years ended
September 30, 2008 and September 30, 2007, respectively.
e For the year ended September 30, 2006, .03% of the fund’s return consisted of a payment by the advisor to compensate the fund for a trading error. Excluding this payment, total return was 7.77%.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund.The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of BNY Mellon, serves as the fund’s investment adviser.

As of the close of business on April 29, 2010, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of Dreyfus Discovery Fund (“Discovery Fund”), a series of Dreyfus Funds, Inc., were transferred to the fund in exchange for a corresponding class of shares of beneficial interest of the fund of equal value. Shareholders of Class A, Class B, Class F shares of Discovery Fund received Class A shares of the fund and shareholders of Class C and Class I shares of Discovery Fund received Class C and Class I shares of the fund, respectively, in each case in an amount equal to the aggregate net asset value of their investment in Discovery Fund at the time of the exchange.The exchange ratio for Class A, Class B, Class C, Class F and Class I shares are 2.10, 1.91, 1.95, 2.13 and 2.16, respectively.The net asset value of the fund’s shares on the close of business April 29, 2010, after the reorganization was $13.00 for Class A, $12.84 for Class C and $13.02 for Class I shares, and a total of 9,172,714 Class A shares, 96,557 Class C shares and 186,506 Class I shares were issued to shareholders of Discovery Fund in the exchange. The exchange was a tax-free event to the Discovery Fund shareholders. For financial reporting purposes, assets received and shares issued by the fund were recorded at fair value; however, the cost basis of investments received from Discovery Fund was carried forward to align ongoing reporting of the fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

The net assets and net unrealized appreciation (depreciation) immediately before the acquisition were as follows:

	Unrealized
	Appreciation
	(Depreciation) ($)	Net Assets ($)
Dreyfus Discovery Fund-Target Fund	9,102,488	122,932,527
Dreyfus/The Boston Company Small/Mid
Cap Growth Fund-Acquiring Fund	36,200,644	226,305,289
Total	45,303,132	349,237,816

Assuming the acquisition had been completed on October 1, 2009, the acquiring fund’s pro forma results of the Statement of Operations during the period ended September 30, 2010 were as follows:

Net investment income (loss)	$ (1,095,202)[1]
Net realized and unrealized gain (loss) on investments	33,735,747[2]
Net increase (decrease) in net assets
resulting from operations	32,640,545

1	($262,408) as reported in the Statement of Operations plus ($832,794) Discovery Fund pre-merger.
2	$15,127,326 as reported in the Statement of Operations plus $18,608,421 Discovery Fund pre-merger.

Because the combined funds have been managed as a single integrated fund since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Discovery Fund that have been included in the fund’s statement of operations since April 29, 2010.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I shares. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and

22

an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market),but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

24

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	389,558,012	—	—	389,558,012
Equity Securities—
Foreign†	3,753,664	—	—	3,753,664
Mutual Funds/
Exchange
Traded Funds	35,496,594	—	—	35,496,594

† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

26

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended September 30, 2010, The Bank of New York Mellon earned $23,732 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid semiannually and annually, respectively, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Trustees approved, effective January 1, 2010, the fund to pays dividends from investment income-net annually. To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $70,686,379 and unrealized appreciation $40,059,348.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 2010. If not applied, $19,897,540 of the carryover expires in fiscal 2015, $32,737,978 expires in fiscal 2016, $9,601,514 expires in fiscal 2017 and $8,449,347 expires in fiscal 2018.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, net operating losses, capital loss carryover and wash sales from the merger and capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $262,408, decreased net realized gain (loss) on investments by $52,657,648 and increased paid-in capital by $52,395,240. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 mil-

28

lion unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

The Trust entered into an agreement with The Bank of New York Mellon, pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund paysThe Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $53,000 for the period ended September 30, 2010 for administration and fund accounting services.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2010, Class C shares were charged $3,497 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

(a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A and Class C shares were charged $110,851 and $1,166, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $62,516 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $19,684 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $162.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $94,896 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $194,947, Rule 12b-1 distribution plan fees $658, sharehold-

30

ers service fees $43,731, custodian fees $26,600, chief compliance officer fees $1,783 and transfer agency per account fees $30,529.

(d) Prior to January 1, 2010, eachTrustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust,The Dreyfus/Laurel Funds, Inc.,The Dreyfus/Laurel Funds Trust,The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone.The Board Group Open-End Funds also reimburse each Trustee who is not an “interested person” of theTrust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

Dreyfus HighYield Strategies Fund.These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2010, amounted to $714,877,228 and $504,160,322, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting.Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Equity futures contracts	15,223,160	5.68

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract

32

represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. At September 30, 2010, there were no financial futures contracts outstanding.

At September 30, 2010, the cost of investments for federal income tax purposes was $388,748,922; accordingly, accumulated net unrealized appreciation on investments was $40,059,348, consisting of $47,662,193 gross unrealized appreciation and $7,602,845 gross unrealized depreciation.

TheFund 33

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/The Boston Company Small/Mid Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

34

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 37

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

38

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 39

NOTES

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

ANNUAL REPORT September 30, 2010

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
21	Statement of Assets and Liabilities
22	Statement of Operations
23	Statement of Changes in Net Assets
25	Financial Highlights
28	Notes to Financial Statements
38	Report of Independent Registered Public Accounting Firm
39	Important Tax Information
40	Board Members Information
42	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Standish
Intermediate Tax Exempt
Bond Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Standish IntermediateTax Exempt Bond Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in our analysis, recent uncertainty regarding the breadth and strength of the U.S. and global economic recoveries has led to bouts of weakness in a number of asset classes. Municipal bonds have been a notable exception, gaining value during the reporting period amid robust demand from investors seeking tax-free income from a relatively scarce supply of securities in a low interest-rate environment.

Uncertainty will probably remain in the broader financial markets until we see a sustained improvement in economic growth, but the favorable influences underlying the municipal bond market’s advance could persist for some time to come. A declining supply of newly issued tax-exempt securities, the possibility of higher federal income tax rates and low current yields among comparable-term taxable bonds could continue to support municipal bond prices. During these market conditions, we suggest that you meet with your financial advisor regularly to review your investments in today’s slow-growth economic environment, as well as your income needs and future investment goals relative to your specific risk profile.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by ChristineTodd, CFA, Steven Harvey andThomas Casey, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/Standish Intermediate Tax Exempt Bond Fund’s Class A shares produced a total return of 5.24%, Class C shares returned 4.46% and Class I shares returned 5.61%.1 In comparison, the fund’s benchmark, the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index (the“Index”), provided a total return of 5.53% for the same period.2

Municipal bonds generally rallied during the reporting period amid robust demand for a limited supply of securities. The fund’s Class I shares produced returns that were roughly in line with its benchmark, as strong results from revenue bonds offset the effects of mutual fund fees and expenses that are not reflected by the Index.

On a separate note, Mr.Thomas Casey began managing the fund as a co-primary portfolio manager in April 2010.

The Fund’s Investment Approach

The fund seeks to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital. To pursue this goal, the fund normally invests at least 80% of its assets in municipal bonds that provide income exempt from federal personal income tax.

The fund invests exclusively in fixed-income securities rated, at the time of purchase, investment grade or the unrated equivalent as determined by Dreyfus, with an emphasis on high grade securities.3 The dollar-weighted average effective maturity of the fund’s portfolio generally will be between three and 10 years, but the fund may invest in individual securities of any maturity.We focus on identifying undervalued sectors and securities, and we minimize the use of interest rate forecasting.We select municipal bonds by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities and to exploit pricing inefficiencies in the municipal bond market. We

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

actively trade among various sectors, such as pre-refunded, general obligation and revenue bonds, based on their apparent relative values.

Supply-and-Demand Factors Supported Municipal Bonds

The U.S. economy continued to recover from the Great Recession and financial crisis throughout the reporting period, but the pace of the expansion has been slower than historical averages. In addition, in the spring of 2010, investors responded cautiously to new economic concerns stemming from a sovereign debt crisis in Europe and inflationary pressures in China. Meanwhile, stubbornly high unemployment, weak housing markets and skittish consumers have continued to constrain already mild economic growth in the United States. In light of these ongoing challenges, the Federal Reserve Board left short-term interest rates unchanged in a historically low range between 0% and 0.25%.

Still, municipal bonds generally gained value during the reporting period, mainly due to favorable supply-and-demand dynamics. Issuance of new tax-exempt bonds moderated significantly due to the federally subsidized Build America Bonds program, which shifted a substantial portion of new issuance to the taxable bond market.At the same time, demand for short- and intermediate-term municipal bonds intensified as investors sought alternatives to low yielding money market funds. Consequently, municipal bonds outperformed U.S. government securities with comparable maturities. In addition, while most states have continued to struggle with fiscal pressures, tax revenues recently have improved, suggesting that the economic rebound may be gaining some traction on the state and local levels.

Security Selection Strategy Boosted Fund Returns

In this generally favorable market environment, the fund received particularly positive contributions to relative performance from its overweighted exposure to bonds backed by revenues from waterworks, sewer systems and other municipal facilities. Conversely, the fund held relatively light exposure to bonds that lagged market averages, including those backed by general tax receipts and those for which the funds for early redemption have been set aside in escrow.

The fund also benefited from its interest rate strategies. An emphasis on bonds in the eight- to 10-year maturity range enabled the fund to avoid relatively low yields among short-term bonds and boost its participation in gains as intermediate-term bonds moved toward their final maturities.We generally maintained the fund’s average duration in a market-neutral position.

Market Conditions May Remain Favorable

Despite economic headwinds that have hindered the U.S. and global economic recoveries, we do not currently expect a return to recessionary conditions. Instead, we believe that credit conditions will gradually improve for most states and municipalities in a subpar economic rebound, but short-term interest rates are likely to remain near historical lows.Therefore, we have retained the fund’s emphasis on intermediate-term revenue bonds, where we have found attractive yields and creditworthy issuers among utilities, airports and hospitals.

We remain optimistic over the longer term.We anticipate a more ample supply of newly issued bonds when the Build America Bonds program either ends or is renewed with lower federal subsidies at the end of this year. In the meantime, demand seems likely to stay robust as investors grow increasingly concerned regarding potential income tax increases.

October 15, 2010

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
1	Total returns include reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax
(AMT) for certain investors. Capital gains, if any, are taxable. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation, pursuant to an agreement in effect through February 1, 2011, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: Lipper — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index, an equal-weighted composite of the Barclays Capital 3-year, 5-Year, 7-Year and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment-grade, fixed-rate municipal bonds. Investors cannot invest directly in any index.
3	The fund may continue to own investment-grade bonds (at the time of purchase), which are subsequently downgraded to below investment grade.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Standish Intermediate Tax Exempt Bond Fund Class I shares and the Barclays Capital 3-, 5-, 7-, 10-Year Municipal Bond Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Standish Intermediate Tax
Exempt Bond Fund on 9/30/00 to a $10,000 investment made in the Barclays Capital 3-, 5-, 7-, 10-Year
Municipal Bond Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is an equal-weighted composite of the Barclays Capital 3-Year, 5-Year,
7-Year, and 10-Year Municipal Bond indices, each of which is a broad measure of the performance of investment grade, fixed-rate municipal bonds. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 9/30/10

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	3/31/09	0.50%	3.72%††	4.39%††
without sales charge	3/31/09	5.24%	4.68%††	4.87%††
Class C shares
with applicable redemption charge †	3/31/09	3.46%	4.45%††	4.75%††
without redemption	3/31/09	4.46%	4.45%††	4.75%††
Class I shares	11/2/92	5.61%	4.79%	4.93%
Barclays Capital 3-, 5-, 7-, 10-Year
Municipal Bond Index		5.53%	5.36%	5.31%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Standish IntermediateTax Exempt Bond Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.11	$ 7.94	$ 2.31
Ending value (after expenses)	$1,048.50	$1,044.10	$1,049.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 4.05	$ 7.84	$ 2.28
Ending value (after expenses)	$1,021.06	$1,017.30	$1,022.81

† Expenses are equal to the fund’s annualized expense ratio of .80% for Class A, 1.55% for Class C and .45%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2010

Long-Term Municipal	Coupon	Maturity	Principal
Investments—96.6%	Rate (%)	Date	Amount ($)	Value ($)
Alabama—2.0%
Alabama Public School and
College Authority, Capital
Improvement Revenue	5.00	5/1/13	1,000,000	1,108,420
Birmingham Water Works Board,
Water Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.00	1/1/17	1,000,000	1,164,930
Alaska—1.0%
Alaska Student Loan Corporation,
Education Loan Revenue	5.25	6/1/14	1,000,000	1,085,090
California—16.3%
California,
Economic Recovery Bonds	5.00	7/1/18	1,500,000	1,779,015
California,
GO	5.00	10/1/11	70,000	70,255
California,
GO (Insured; AMBAC)	6.00	4/1/16	1,000,000	1,195,360
California,
GO (Insured; AMBAC)	6.00	2/1/17	1,000,000	1,209,610
California,
GO (Various Purpose)	5.00	10/1/17	1,500,000	1,739,010
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/14	1,250,000	1,426,262
California Department of Water
Resources, Power Supply Revenue	5.00	5/1/17	1,000,000	1,182,620
California Housing Finance Agency,
Home Mortgage Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.13	8/1/18	1,250,000	1,273,725
California Statewide Communities
Development Authority, Revenue
(Kaiser Permanente)	5.00	4/1/14	1,000,000	1,113,380
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	5.00	6/1/20	500,000	500,190
Golden State Tobacco
Securitization Corporation,
Enhanced Tobacco Settlement
Asset-Backed Bonds
(Insured; AMBAC)	0/4.60	6/1/23	750,000 [a]	744,413

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
California (continued)
Sacramento County,
Airport System Senior Revenue	5.00	7/1/22	1,275,000	1,378,619
Southern California Public Power
Authority, Revenue (Canyon
Power Project)	5.00	7/1/22	2,000,000	2,336,860
Southern California Public Power
Authority, Revenue (Windy
Point/Windy Flats Project)	5.00	7/1/23	1,000,000	1,156,990
Tuolumne Wind Project Authority,
Revenue (Tuolumne
Company Project)	5.00	1/1/18	1,000,000	1,143,810
Colorado—3.5%
Colorado Housing and Finance
Authority, Single Family Program
Senior and Subordinate Bonds	6.80	2/1/31	950,000	1,007,855
Colorado Housing and Finance
Authority, Single Family
Program Senior and
Subordinate Bonds
(Collateralized; FHA)	6.60	8/1/32	630,000	681,597
Platte River Power Authority,
Power Revenue (Insured;
Assured Guaranty
Municipal Corp.)	5.00	6/1/13	2,000,000	2,228,600
Florida—10.8%
Broward County School Board,
COP (Master Lease Purchase
Agreement) (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/13	1,000,000	1,090,330
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/14	1,000,000	1,062,240
Citizens Property Insurance
Corporation, High-Risk Account
Senior Secured Revenue
(Insured; National Public
Finance Guarantee Corp.)	5.00	3/1/15	2,000,000	2,142,860

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Florida (continued)
Florida Housing Finance Corporation,
Homeowner Mortgage
Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.75	1/1/17	10,000	10,019
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	5.25	7/1/12	1,000,000	1,058,700
Hillsborough County,
Capacity Assessment Special
Assessment Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	3/1/13	1,000,000	1,066,630
Miami-Dade County,
Aviation Revenue (Miami
International Airport)	5.25	10/1/23	1,000,000	1,114,880
Miami-Dade County,
Water and Sewer System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.25	10/1/19	2,000,000	2,411,400
Orlando Utilities Commission,
Utility System Revenue	5.00	10/1/14	100,000	114,998
Orlando-Orange County Expressway
Authority, Revenue (Insured;
Assured Guaranty Municipal Corp.)	5.00	7/1/18	1,000,000	1,160,640
South Miami Health Facilities
Authority, HR (Baptist Health
South Florida Obligated Group)	5.00	8/15/18	750,000	841,545
Georgia—1.1%
Atlanta,
Water and Wastewater Revenue	6.00	11/1/20	1,000,000	1,219,050
Hawaii—2.0%
Hawaii,
Harbor System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	1/1/14	1,000,000	1,088,880
Honolulu City and County Board of
Water Supply, Water System
Revenue (Insured; National
Public Finance Guarantee Corp.)	5.00	7/1/14	1,000,000	1,112,700

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Illinois—5.0%
Chicago,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.50	1/1/19	2,000,000	2,387,220
Cook County Community High School
District Number 219, GO School
Bonds (Insured; FGIC)	7.88	12/1/14	100,000	128,170
Cook County Community High School
District Number 219, GO School
Bonds (Insured; National
Public Finance Guarantee Corp.)	7.88	12/1/14	650,000	821,977
Illinois,
GO	5.00	1/1/18	1,000,000	1,112,900
Illinois,
Sales Tax Revenue	5.00	6/15/15	1,000,000	1,136,060
Indiana—1.6%
Indiana Finance Authority,
State Revolving Fund
Program Revenue	5.00	2/1/19	1,000,000	1,211,570
Indiana Health Facility Financing
Authority, Revenue (Ascension
Health Subordinate Credit Group)	5.00	11/1/11	500,000	524,480
Louisiana—1.5%
Parish of Orleans Parishwide
School District, GO (Insured;
Assured Guaranty Municipal Corp.)	4.00	9/1/14	1,500,000	1,640,415
Maryland—1.9%
Anne Arundel County,
GO	5.00	3/1/13	1,000,000	1,106,780
Maryland Economic Development
Corporation, EDR (Transportation
Facilities Project)	5.13	6/1/20	1,000,000	1,059,770
Massachusetts—3.6%
Massachusetts,
GO (Consolidated Loan)
(Insured; Assured Guaranty
Municipal Corp.) (Prerefunded)	5.00	3/1/15	1,000,000 [b]	1,170,840
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue	5.00	1/1/15	1,500,000	1,705,515

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Massachusetts (continued)
Massachusetts Health and
Educational Facilities
Authority, Revenue (Lahey
Clinic Medical Center Issue)
(Insured; National Public
Finance Guarantee Corp.)	5.00	8/15/14	1,000,000	1,092,260
Michigan—3.0%
Detroit,
Sewage Disposal System Second
Lien Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	7/1/13	1,000,000	1,072,970
Detroit,
Sewage Disposal System Senior
Lien Revenue (Insured; Assured
Guaranty Municipal Corp.)	5.25	7/1/19	1,000,000	1,138,990
Detroit School District,
School Building and Site
Improvement Bonds (Insured;
Assured Guaranty Municipal Corp.)	5.00	5/1/14	1,000,000	1,091,400
Missouri—.5%
Saint Louis Board of Education,
GO (Missouri Direct Deposit
Program) (Prerefunded)	5.25	4/1/12	500,000 [b]	536,415
New Jersey—3.1%
New Jersey Economic Development
Authority, Water Facilities
Revenue (New Jersey—American
Water Company, Inc. Project)	5.10	6/1/23	1,000,000	1,091,630
New Jersey Health Care Facilities
Financing Authority, Revenue
(Holy Name Medical Center Issue)	5.00	7/1/16	1,000,000	1,062,490
New Jersey Transportation
Trust Fund Authority
(Transportation System)	5.00	12/15/16	1,000,000	1,154,530
Tobacco Settlement Financing
Corporation of New Jersey,
Tobacco Settlement
Asset-Backed Bonds	4.50	6/1/23	215,000	201,909

The Fund 13

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
New Mexico—1.4%
Jicarilla,
Apache Nation Revenue	5.00	9/1/13	380,000	404,810
New Mexico,
Severance Tax Bonds	5.00	7/1/15	1,000,000	1,168,720
New York—6.0%
Metropolitan Transportation
Authority, Transportation Revenue	5.25	11/15/14	1,000,000	1,147,230
New York City,
GO	5.00	8/1/21	2,000,000	2,320,160
New York City Industrial
Development Agency, Special
Facility Revenue (Terminal One
Group Association, L.P. Project)	5.50	1/1/14	1,000,000	1,087,570
New York State Dormitory
Authority, Third General
Resolution Revenue (State
University Educational
Facilities Issue)	5.25	5/15/12	1,000,000	1,069,380
Port Authority of New York and New
Jersey (Consolidated Bonds,
139th Series) (Insured;
National Public Finance
Guarantee Corp.)	5.00	10/1/13	1,000,000	1,103,630
North Carolina—1.2%
Raleigh-Durham Airport Authority,
Airport Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.00	5/1/14	1,190,000	1,311,880
Ohio—2.3%
Cleveland,
Waterworks Improvement First
Mortgage Revenue (Insured;
National Public Finance
Guarantee Corp.)	5.50	1/1/13	1,030,000	1,061,714
Franklin County,
Revenue (Trinity Health
Credit Group)	5.00	6/1/14	1,340,000	1,498,053

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Pennsylvania—3.1%
Pennsylvania,
GO (Insured; Assured Guaranty
Municipal Corp.)	5.00	9/1/15	1,000,000	1,144,230
Pennsylvania Intergovernmental
Cooperation Authority, Special
Tax Revenue (City of Philadelphia
Funding Program)	5.00	6/15/17	1,000,000	1,182,740
Philadelphia School District,
GO	5.00	9/1/14	1,000,000	1,120,560
Rhode Island—.1%
Rhode Island Housing and
Mortgage Finance Corporation,
Homeownership Opportunity Bonds	4.95	10/1/16	90,000	90,146
Tennessee—1.1%
Memphis,
Electric System
Subordinate Revenue	5.00	12/1/17	1,000,000	1,194,110
Texas—15.8%
Austin Independent School
District, Unlimited Tax Bonds
(Permanent School Fund
Guarantee Program)	5.00	8/1/16	1,000,000	1,192,700
Cypress-Fairbanks Independent
School District, Unlimited Tax
Bonds (Permanent School Fund
Guarantee Program)	5.00	2/15/16	1,135,000	1,337,654
Dallas Independent School
District, Unlimited Tax School
Building Bonds (Permament
School Fund Guarantee Program)	5.25	2/15/16	3,000,000	3,574,200
Harris County Health Facilities
Development Corporation, HR
(Memorial Hospital System
Project) (Insured; National
Public Finance Guarantee Corp.)	6.00	6/1/13	1,000,000	1,100,280
Lower Colorado River Authority,
Revenue	5.00	5/15/15	1,000,000	1,153,340

The Fund 15

STATEMENT OF INVESTMENTS (continued)

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Texas (continued)
Lubbock County,
GO (Insured; Assured Guaranty
Municipal Corp.)	4.50	2/15/21	1,000,000	1,091,760
Magnolia Independent School
District, Unlimited Tax
Schoolhouse Bonds (Permanent
School Fund Guarantee Program)	5.00	8/15/18	1,000,000	1,180,380
Midlothian Development Authority,
Tax Increment Contract Revenue
(Insured; Radian)	5.00	11/15/13	530,000	542,269
Pasadena Independent School
District, Unlimited Tax School
Building Bonds (Permanent
School Fund Guarantee Program)	5.00	2/15/15	1,360,000	1,585,298
San Antonio,
Airport System Revenue
(Insured; Assured Guaranty
Municipal Corp.)	5.00	7/1/13	1,000,000	1,082,590
San Manuel Entertainment
Authority, Public
Improvement Revenue	4.50	12/1/16	1,000,000	925,910
Stafford Economic Development
Corporation, Sales Tax Revenue
(Insured; National Public
Finance Guarantee Corp.)	6.00	9/1/15	525,000	622,860
Texas,
GO (College Student Loan)	5.00	8/1/17	1,000,000	1,154,000
Texas Municipal Power Agency,
Revenue (Insured; National
Public Finance Guarantee Corp.)	0.00	9/1/16	10,000 [c]	9,047
Texas Transportation Commission,
State Highway Fund
First Tier Revenue	5.00	4/1/16	1,000,000	1,184,200

Long-Term Municipal	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utah—.0%
Utah Housing Finance Agency,
SMFR (Collateralized; FHA)	5.40	7/1/20	55,000	55,061
Washington—3.2%
Energy Northwest,
Electric Revenue (Columbia
Generating Station)	5.50	7/1/15	1,000,000	1,194,220
Energy Northwest,
Electric Revenue (Project Three)	5.00	7/1/15	1,000,000	1,171,230
NJB Properties,
LR (King County,
Washington Project)	5.00	12/1/14	1,000,000	1,153,190
Wyoming—1.0%
Wyoming Community Development
Authority, Housing Revenue	5.50	12/1/17	1,000,000	1,085,300
U.S. Related—4.5%
Puerto Rico Electric Power
Authority, Power Revenue
(Insured; XLCA)	5.50	7/1/16	500,000	576,705
Puerto Rico Government
Development Bank,
Senior Notes	5.25	1/1/15	600,000	640,758
Puerto Rico Highways and
Transportation Authority,
Highway Revenue	5.00	7/1/16	1,000,000	1,082,370
Puerto Rico Public Buildings
Authority, Government
Facilities Revenue	5.00	7/1/12	1,000,000	1,037,850
Puerto Rico Sales Tax Financing
Corporation, Sales Tax Revenue
(First Subordinate Series)	5.50	8/1/22	1,500,000	1,696,530
Total Long-Term Municipal Investments
(cost $101,261,554)				107,804,409

The Fund 17

STATEMENT OF INVESTMENTS (continued)

Short-Term Municipal	Coupon	Maturity	Principal
Investments—2.5%	Rate (%)	Date	Amount ($)		Value ($)
California—2.1%
California,
GO Notes (Kindergarten-
University) (LOC: California
State Teachers Retirement
System and Citibank NA)	0.28	10/1/10	2,400,000	[d]	2,400,000
New York—.4%
New York City,
GO Notes (LOC; JPMorgan
Chase Bank)	0.27	10/1/10	400,000	[d]	400,000
Total Short-Term Municipal Investments
(cost $2,800,000)					2,800,000

Total Investments (cost $104,061,554)			99.1%		110,604,409
Cash and Receivables (Net)			.9%		1,010,503
Net Assets			100.0%		111,614,912

a	Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
b

These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

c	Security issued with a zero coupon. Income is recognized through the accretion of discount.
d	Variable rate demand note—rate shown is the interest rate in effect at September 30, 2010. Maturity date represents the next demand date, or the ultimate maturity date if earlier.

Summary of Abbreviations

ABAG	Association of Bay Area Governments	ACA	American Capital Access
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate Receipt Notes
Assurance Corporation
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	EDR	Economic Development Revenue
EIR	Environmental Improvement Revenue	FGIC	Financial Guaranty Insurance
Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage	FNMA	Federal National
	Corporation		Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National	GO	General Obligation
Mortgage Association
HR	Hospital Revenue	IDB	Industrial Development Board
IDC	Industrial Development Corporation	IDR	Industrial Development Revenue
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	PCR	Pollution Control Revenue
PILOT	Payment in Lieu of Taxes	PUTTERS Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York Mortgage Agency	SWDR	Solid Waste Disposal Revenue
TAN	Tax Anticipation Notes	TAW	Tax Anticipation Warrants
TRAN	Tax and Revenue Anticipation Notes	XLCA	XL Capital Assurance

The Fund 19

STATEMENT OF INVESTMENTS (continued)

Summary of Combined Ratings (Unaudited)

Fitch	or	Moody’s	or	Standard & Poor’s	Value (%)†
AAA		Aaa		AAA	36.3
AA		Aa		AA	29.2
A		A		A	28.2
BBB		Baa		BBB	2.9
F1		MIG1/P1		SP1/A1	2.5
Not Rated[e]		Not Rated[e]		Not Rated[e]	.9
					100.0

† Based on total investments.
e Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to be of comparable quality to those rated securities in which the fund may invest.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		104,061,554	110,604,409
Cash			53,807
Interest receivable			1,298,412
Receivable for shares of Beneficial Interest subscribed			47,474
Prepaid expenses			17,068
			112,021,170
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			85,141
Payable for shares of Beneficial Interest redeemed			241,670
Accrued expenses			79,447
			406,258
Net Assets ($)			111,614,912
Composition of Net Assets ($):
Paid-in capital			105,017,713
Accumulated net realized gain (loss) on investments			54,344
Accumulated net unrealized appreciation
(depreciation) on investments			6,542,855
Net Assets ($)			111,614,912

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,665,387	479,897	109,469,628
Shares Outstanding	72,579	20,910	4,769,413
Net Asset Value Per Share ($)	22.95	22.95	22.95

See notes to financial statements.

The Fund 21

STATEMENT OF OPERATIONS
Year Ended September 30, 2010

Investment Income ($):
Interest Income	4,072,957
Expenses:
Investment advisory fee—Note 3(a)	438,657
Accounting and administrative fees—Note 3(a)	55,000
Registration fees	52,467
Custodian fees—Note 3(c)	41,905
Professional fees	40,138
Shareholder servicing costs—Note 3(c)	24,278
Prospectus and shareholders’ reports	12,231
Trustees’ fees and expenses—Note 3(d)	7,096
Loan commitment fees—Note 2	1,154
Distribution fees—Note 3(b)	781
Interest expense—Note 2	486
Miscellaneous	29,195
Total Expenses	703,388
Less—reduction in investment advisory fee
due to undertaking—Note 3(a)	(204,920)
Less—reduction in fees due to earnings credits—Note 3(c)	(2)
Net Expenses	498,466
Investment Income—Net	3,574,491
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	274,451
Net unrealized appreciation (depreciation) on investments	2,344,153
Net Realized and Unrealized Gain (Loss) on Investments	2,618,604
Net Increase in Net Assets Resulting from Operations	6,193,095

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	3,574,491	4,229,767
Net realized gain (loss) on investments	274,451	68,107
Net unrealized appreciation
(depreciation) on investments	2,344,153	7,878,961
Net Increase (Decrease) in Net Assets
Resulting from Operations	6,193,095	12,176,835
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(17,524)	(289)
Class C Shares	(2,018)	(136)
Class I Shares	(3,552,313)	(4,215,271)
Total Dividends	(3,571,855)	(4,215,696)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	2,159,513	53,763
Class C Shares	460,579	15,000
Class I Shares	36,947,885	26,704,312
Dividends reinvested:
Class A Shares	16,272	47
Class C Shares	1,650	4
Class I Shares	3,107,384	3,671,952
Cost of shares redeemed:
Class A Shares	(593,981)	—
Class C Shares	(2,639)	—
Class I Shares	(40,074,005)	(73,384,538)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	2,022,658	(42,939,460)
Total Increase (Decrease) in Net Assets	4,643,898	(34,978,321)
Net Assets ($):
Beginning of Period	106,971,014	141,949,335
End of Period	111,614,912	106,971,014

The Fund 23

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	95,287	2,461
Shares issued for dividends reinvested	720	2
Shares redeemed	(25,891)	—
Net Increase (Decrease) in Shares Outstanding	70,116	2,463
Class C
Shares sold	20,255	699
Shares issued for dividends reinvested	72	—
Shares redeemed	(116)	—
Net Increase (Decrease) in Shares Outstanding	20,211	699
Class I
Shares sold	1,658,013	1,257,579
Shares issued for dividends reinvested	138,560	172,181
Shares redeemed	(1,787,809)	(3,477,583)
Net Increase (Decrease) in Shares Outstanding	8,764	(2,047,823)

a The fund changed to a multiple class fund on March 31, 2009.The existing shares were redesignated as Class I shares and the fund commenced offering Class A and Class C shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.45	21.07
Investment Operations:
Investment income—net[b]	.61	.32
Net realized and unrealized
gain (loss) on investments	.54	1.42
Total from Investment Operations	1.15	1.74
Distributions:
Dividends from investment income—net	(.65)	(.36)
Net asset value, end of period	22.95	22.45
Total Return (%)[c]	5.24	8.30[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.96[e]
Ratio of net expenses to average net assets	.80	.80[e]
Ratio of net investment income
to average net assets	2.80	3.31[e]
Portfolio Turnover Rate	32.07	22.49
Net Assets, end of period ($ x 1,000)	1,665	55

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

The Fund 25

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	22.45	21.07
Investment Operations:
Investment income—net[b]	.40	.27
Net realized and unrealized
gain (loss) on investments	.59	1.39
Total from Investment Operations	.99	1.66
Distributions:
Dividends from investment income—net	(.49)	(.28)
Net asset value, end of period	22.95	22.45
Total Return (%)[c]	4.46	7.91[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.74	1.72[e]
Ratio of net expenses to average net assets	1.55	1.55[e]
Ratio of net investment income
to average net assets	1.94	2.59[e]
Portfolio Turnover Rate	32.07	22.49
Net Assets, end of period ($ x 1,000)	480	16

a	From March 31, 2009 (commencement of initial offering) to September 30, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.

See notes to financial statements.

		Year Ended September 30,
Class I Shares	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value, beginning of period	22.45	20.85	21.60	21.69	21.71
Investment Operations:
Investment income—net[b]	.73	.79	.79	.78	.78
Net realized and unrealized
gain (loss) on investments	.50	1.60	(.75)	(.09)	(.02)
Total from Investment Operations	1.23	2.39	.04	.69	.76
Distributions:
Dividends from investment income—net	(.73)	(.79)	(.79)	(.78)	(.78)
Net asset value, end of period	22.95	22.45	20.85	21.60	21.69
Total Return (%)	5.61	11.73	.12	3.26	3.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.64	.67	.60	.59	.63
Ratio of net expenses
to average net assets	.45	.45	.45	.45	.45
Ratio of net investment income
to average net assets	3.26	3.74	3.63	3.63	3.61
Portfolio Turnover Rate	32.07	22.49	34	10	29
Net Assets, end of period ($ x 1,000)	109,470	106,900	141,949	201,480	127,927

a	The fund commenced offering three classes of shares on March 31, 2009.The existing shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund  27

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Standish IntermediateTax Exempt Bond Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to provide a high level of interest income exempt from federal income tax, while seeking preservation of shareholders’ capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase and Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierar-

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

chy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Municipal Bonds	—	110,604,409	—	110,604,409

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed tax exempt income $4,913, undistributed ordinary income $80, undistributed capital gains $47,048 and unrealized appreciation $6,550,071.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: tax exempt income $3,571,855 and $4,212,111 and ordinary income $0 and $3,585, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund decreased accumulated undistributed investment income-net by $2,636, increased accumulated net realized gain (loss) on investments by $2,627 and increased paid-in capital by $9. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2010, was approximately $34,200 with a related weighted average annualized interest rate of 1.42%.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Manager, the investment advisory fee is computed at the annual rate of .40% of the value of the funds average daily net assets and is payable monthly.

The Manager has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of Class A, Class C and Class I shares (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) do not exceed .55%, .55% and .45%, respectively, of the value of the fund’s average daily net assets of Class A, Class C and Class I shares.The reduction in investment advisory fee, pursuant to the undertaking, amounted to $204,920 during the year ended September 30, 2010.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $55,000 during the period ended September 30, 2010 for administration and fund accounting services.

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2010, the Distributor retained $1,416 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2010, Class C shares were charged $781 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at the annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A and Class C shares were charged $1,566 and $260, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $1,919 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $440 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $41,905 pursuant to the custody agreement.

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $65,069, Rule 12b-1 distribution plan fees $282, shareholder services plan fees $345, custodian fees $17,104, chief compliance officer fees $1,783 and transfer agency per account fees $558.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum,

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-end Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board Group Open-End Funds and Dreyfus HighYield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2010, amounted to $36,306,647 and $34,324,400, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended September 30, 2010.

At September 30, 2010, the cost of investments for federal income tax purposes was $104,054,338; accordingly, accumulated net unrealized appreciation on investments was $6,550,071, consisting of $6,629,516 gross unrealized appreciation and $79,445 gross unrealized depreciation.

The Fund 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders Dreyfus/Standish Intermediate Tax Exempt Bond Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/ Standish Intermediate Tax Exempt Bond Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.The financial highlights for each of the years in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Standish IntermediateTax Exempt Bond Fund as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates all the dividends paid from investment income-net during its fiscal year ended September 30, 2010 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s taxable ordinary dividends (if any) and capital gains distributions (if any) paid for the 2010 calendar year on Form 1099-DIV and their portion of the fund’s tax-exempt dividends paid for the 2010 calendar year on Form 1099-INT, both which will be mailed in early 2011.

The Fund 39

BOARD MEMBERS INFORMATION (Unaudited)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 41

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

The Fund 43

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

For More Information

Telephone Call your Financial Representative or 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

Dreyfus/Newton
International Equity Fund

ANNUAL REPORT September 30, 2010

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
21	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Board Members Information
39	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus/Newton
International Equity Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

This annual report for Dreyfus/Newton International Equity Fund covers the 12-month period from October 1, 2009, through September 30, 2010.

Although a double-dip recession remains an unlikely scenario in most parts of the world in our analysis, recent uncertainty regarding the breadth and strength of the global economic recovery has led to bouts of weakness in some of the riskier asset classes, including international stocks. Former engines of growth appear stalled as large parts of the developed world remain indebted and burdened by weak housing markets. While some look to the developing world as an engine of economic growth, most emerging economies don’t yet have the demand infrastructure needed to support large-scale imports capable of meaningfully lifting global economic activity.

Uncertainty will probably remain in the broader financial markets until we see a persistent improvement in economic growth; but we currently are optimistic regarding the prospects for some equities. Higher-quality companies with healthy balance sheets, higher credit ratings and strong cash flows are currently priced at a discount, in our view. However, we continue to believe that selectivity will be a key to success in the stock market, as investors appear set to potentially reward fundamentally sound companies relative to those with questionable financial profiles and business strategies. During these market conditions, we suggest that you meet with your financial advisor regularly to review your global portfolio allocation in today’s slow-growth economic environment as well as your needs, goals and attitudes toward risk.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
October 15, 2010

2

DISCUSSION OF FUND PERFORMANCE

For the period of October 1, 2009, through September 30, 2010, as provided by Paul Markham, Lead Portfolio Manager of Newton Capital Management Limited, Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended September 30, 2010, Dreyfus/Newton International Equity Fund’s Class A shares produced a total return of 3.99%, Class C shares returned 3.20% and Class I shares returned 4.31%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 3.27% for the same period.2

International stocks encountered heightened volatility amid intensifying economic concerns, ending the reporting period with modest gains.The fund’s Class A and Class I shares produced higher returns than its benchmark, primarily due to the success of our security selection strategy in the financials, materials and consumer staples sectors.

The Fund’s Investment Approach

The fund normally invests at least 80% of its assets in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities.The process of identifying investment ideas begins by identifying a core list of investment themes.These themes are based primarily on observable economic, industrial or social trends (typically global) that Newton believes will positively affect certain sectors or industries. During the reporting period, such themes included “all change” which asserted that the bursting of the credit bubble heralds a number of structural changes in economies and financial markets (and provided the rationale for the fund’s underweighted exposure to the financial sector). Elsewhere, Newton believes the “networked world” theme identifies the opportunities inherent in the growth of information technology networks around the world.

International Equities Volatile in Struggling Economy

Robust economic growth in the emerging markets supported global manufacturing activity through the end of 2009, fueling improved confidence among businesses, consumers and investors worldwide.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

However, investor sentiment deteriorated in 2010 due to a sovereign debt crisis in Europe, where Greece found itself unable to finance a heavy debt load. In addition, investors worried that efforts to forestall inflationary pressures in China might dampen a key engine of global economic growth.An appreciating currency hurt exports in Japan, and high unemployment levels weighed on the United States.

Although the sovereign debt crisis was hard on European banking stocks during the second quarter of 2010, most passed government-mandated stress tests during the third quarter. Similarly, energy stocks throughout the world were punished by a catastrophic oil spill in the Gulf of Mexico in April, subsequently rebounding as uncertainties regarding potential liabilities waned. Finally, falling currency exchange rates relative to the U.S. dollar in most major markets except Japan undermined returns for U.S. residents.

Security Selections Boosted Fund’s Results

Although the financials sector proved volatile due to Europe’s sovereign debt crisis and ongoing weakness in many housing markets, the fund benefited from favorable stock selections, such as Thai banks Bank of Ayudhya and Bangkok Bank, which held little or no exposure to troubled mortgages or sovereign bonds. Similarly, Banco Santander Chile advanced due to improving asset quality and operational enhancements in a strong regional economy.

The fund also benefited from overweighted exposure and strong stock selections in the materials sector. Potash Corporation of Saskatchewan received an acquisition offer from industry giant BHP Billiton at a premium to its then-prevailing stock price, and Australian copper and gold producer Newcrest Mining gained value along with underlying commodity prices as global investors sought safe havens amid currency devaluations in many markets.A number of holdings in the consumer staples sector also added value to the fund’s relative performance, including beauty products seller Natura Cosmeticos and consumer brands conglomerate Hypermarcas, both in Brazil.

The fund achieved more disappointing results in the industrials sector, where French defense contractor Thales suffered amid concerns about reduced government spending as austerity measures intensified throughout Europe. Among health care companies, drug developer Actelion

4

declined due to concerns regarding new product development. In Japan, financial services provider Nomura Holdings stumbled, due to concerns that it may raise capital while expanding its presence in the United States, and energy producer INPEX slid when it raised capital for a new natural gas project in Southeast Asia.

Finding Opportunities in Unsettled Markets

Although we choose stocks using a bottom-up investment process, it is worth noting that we expect the subpar global economic recovery to continue, with generally sluggish growth in developed markets and more robust expansion in emerging markets. In addition, in our analysis, persistently low interest rates are likely to support higher commodity prices as investors seek to preserve capital in an uncertain market environment.Accordingly, we have found a number of opportunities in the faster-growing emerging markets, particularly Brazil and Thailand. Relatively few companies have met our investment criteria in Europe and the United Kingdom, where the sovereign debt crisis continues to weigh on business prospects.

October 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Investing internationally involves special risks, including changes in currency exchange rates, political, economic and social instability, a lack of comprehensive company information, differing auditing and legal standards and less market liquidity.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Investments in foreign securities involve special risks. Please read the prospectus for further discussion of these risks.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/Newton International Equity Fund Class I shares and the Morgan Stanley Capital International Europe Australasia Far East Index

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class I shares of Dreyfus/Newton International Equity
Fund on 12/21/05 (inception date) to a $10,000 investment made in the Morgan Stanley Capital International
Europe Australasia Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested. For comparative purposes, the value of the Index on 12/31/05 is used as the beginning value on 12/21/05.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses for Class I shares.
Performance for Class A and Class C shares will vary from the performance of Class I shares shown above due to differences in charges and expenses.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index.These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 9/30/10

	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/08	–1.97%	–1.26%††
without sales charge	3/31/08	3.99%	–0.03%††
Class C shares
with applicable redemption charge †	3/31/08	2.20%	–0.29%††
without redemption	3/31/08	3.20%	–0.29%††
Class I shares	12/21/05	4.31%	0.09%
Morgan Stanley Capital International
Europe Australasia Far East Index†††	12/31/05	3.27%	1.22%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for periods prior to 3/31/08 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for each share class.
††† The Index date is based on the life of Class I shares. For comparative purposes, the value of the Index as of the month end 12/31/05 is used as the beginning value on 12/21/05 (the inception date for Class I shares).

The Fund 7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/Newton International Equity Fund from April 1, 2010 to September 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 6.97	$ 10.66	$ 5.27
Ending value (after expenses)	$1,000.60	$997.00	$1,002.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2010

	Class A	Class C	Class I
Expenses paid per $1,000†	$ 7.03	$ 10.76	$ 5.32
Ending value (after expenses)	$1,018.10	$1,014.39	$1,019.80

† Expenses are equal to the fund’s annualized expense ratio of 1.39% for Class A, 2.13% for Class C and 1.05%
for Class I, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

September 30, 2010

Common Stocks—98.0%	Shares	Value ($)
Australia—6.5%
AMP	933,473	4,610,478
MacArthur Coal	330,906	3,751,682
Newcrest Mining	245,007	9,394,291
QBE Insurance Group	325,727	5,433,978
Santos	382,135	4,731,396
White Energy	1,617,139 [a]	6,095,864
		34,017,689
Belgium—1.2%
Anheuser-Busch InBev	107,928	6,348,792
Brazil—4.6%
Banco Santander Brasil, ADR	510,496	7,029,530
Hypermarcas	390,890 [a]	6,073,580
Natura Cosmeticos	191,205	5,141,742
Rossi Residencial	326,961	3,130,478
Tele Norte Leste Participacoes, ADR	182,234	2,565,855
		23,941,185
Canada—3.8%
Barrick Gold	109,844	5,076,375
Potash Corporation of Saskatchewan	57,389	8,226,556
Yamana Gold	588,047 [b]	6,704,044
		20,006,975
China—2.5%
GOME Electrical Appliances Holdings	10,661,000 [a]	3,215,263
Mindray Medical International, ADR	105,628	3,123,420
Sands China	3,782,800 [a]	6,825,651
		13,164,334
France—6.0%
Air Liquide	36,607	4,465,960
BNP Paribas	145,599	10,355,127
L’Oreal	42,734	4,805,055
Thales	127,127	4,646,338
Total	133,688	6,889,979
		31,162,459

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Germany—2.8%
Bayer	113,388	7,906,585
Fresenius Medical Care & Co.	55,094	3,402,723
K+S	54,643	3,271,324
		14,580,632
Hong Kong—5.0%
Belle International Holdings	2,161,000	4,339,352
Hongkong Land Holdings	763,000	4,738,230
Huabao International Holdings	2,405,000	3,750,620
Jardine Matheson Holdings	138,000	6,229,320
Man Wah Holdings	2,923,200	3,511,374
New World Development	1,662,000	3,350,198
		25,919,094
Japan—21.7%
Asahi Breweries	333,700	6,675,599
Canon	132,200	6,168,172
Canon Marketing Japan	244,000	3,358,361
Fast Retailing	32,400	4,564,255
Fuji Machine Manufacturing	293,900	4,386,672
INPEX	1,001	4,712,422
JFE Holdings	141,300	4,321,261
Lawson	129,600	5,938,189
Makita	120,000	3,804,983
Mitsubishi	287,000	6,810,577
Nintendo	25,800	6,446,909
Nissan Motor	786,100	6,864,721
Nomura Holdings	1,720,100	8,324,394
Santen Pharmaceutical	128,200	4,439,701
Secom	25,000	1,129,013
Sony	201,000	6,214,435
SUMCO	225,229 [a]	3,512,795
Sumitomo Mitsui Financial Group	160,600	4,678,716
Toshiba	704,000	3,406,996
Towa Pharmaceutical	108,400	6,109,511
Toyota Motor	303,900	10,913,898
		112,781,580

10

Common Stocks (continued)	Shares	Value ($)
Luxembourg—1.8%
ArcelorMittal	180,102	5,931,871
Millicom International Cellular, SDR	38,089	3,633,525
		9,565,396
Norway—.8%
DnB NOR	312,836	4,258,100
Poland—.8%
Telekomunikacja Polska	700,322	4,331,765
Singapore—1.5%
DBS Group Holdings	360,000	3,854,308
Straits Asia Resources	2,396,000	4,008,212
		7,862,520
South Africa—.8%
Gold Fields	73,255	1,109,821
MTN Group	178,306 [c]	3,223,207
		4,333,028
Spain—2.5%
Acciona	36,375	3,072,491
Amadeus IT Holding, Cl. A	188,851	3,474,309
Telefonica	254,623	6,305,350
		12,852,150
Switzerland—14.6%
ABB	328,092	6,914,756
Actelion	108,168 [a]	4,333,765
Bank Sarasin & Cie, Cl. B	90,994	3,518,824
Lonza Group	37,124	3,171,587
Nestle	218,061	11,617,049
Novartis	167,554	9,608,373
Roche Holding	91,156	12,449,128
Syngenta	25,727	6,393,460
Transocean	81,377 [a]	5,271,100
UBS	374,508 [a]	6,357,089
Zurich Financial Services	26,485	6,207,190
		75,842,321
Thailand—3.0%
Bangkok Bank	475,500	2,356,090

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Thailand (continued)
Bank of Ayudhya	2,065,200	1,581,554
Bank of Ayudhya, NVDR	10,636,500	8,540,820
PTT	348,800	3,405,252
		15,883,716
United Kingdom—18.1%
Anglo American	247,822	9,831,827
Associated British Foods	182,683	3,010,375
BAE Systems	1,017,518	5,471,369
BG Group	230,884	4,056,737
BHP Billiton	389,297	12,383,776
BowLeven	1,759,992 [a]	4,962,747
British American Tobacco	211,033	7,871,719
Bunzl	265,410	3,164,507
Cable & Wireless Communications	2,944,524	2,624,992
Cable & Wireless Worldwide	2,690,647	3,108,754
Carnival	102,030	4,010,165
GlaxoSmithKline	374,800	7,386,135
HSBC Holdings	543,137	5,503,210
ICAP	682,605	4,626,976
Lloyds Banking Group	4,323,337 [a]	5,033,864
Standard Chartered	159,208	4,566,807
Vodafone Group	2,703,860	6,672,789
		94,286,749
Total Common Stocks
(cost $467,910,217)		511,138,485

Preferred Stocks—.9%
Brazil
Petroleo Brasileiro
(cost $4,475,588)	274,890	4,433,657

12

Other Investment—3.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus
Money Market Fund
(cost $15,643,594)	15,643,594 [d]	15,643,594

Total Investments (cost $488,029,399)	101.9%	531,215,736
Liabilities, Less Cash and Receivables	(1.9%)	(10,159,318)
Net Assets	100.0%	521,056,418

ADR—American Depository Receipts
NVDR—Non-Voting Depository Receipts
SDR—Swedish Depository Receipts
a	Non-income producing security.
b	Purchased on a delayed delivery basis.
c	Partially purchased on a delayed delivery basis.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	21.3	Industrial	7.0
Materials	17.4	Telecommunication Services	6.2
Health Care	11.9	Information Technology	4.4
Consumer Staples	11.0	Money Market Investment	3.0
Consumer Discretionary	10.9	Utilities	.6
Energy	8.2		101.9

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2010

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers		472,385,805	515,572,142
Affiliated issuers		15,643,594	15,643,594
Cash			447,081
Cash denominated in foreign currencies		335,528	334,447
Receivable for investment securities sold			6,777,309
Dividends and interest receivable			2,187,093
Unrealized appreciation on forward foreign
currency exchange contracts—Note 4			2,124,498
Receivable for shares of Beneficial Interest subscribed			664,734
Prepaid expenses			22,925
			543,773,823
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			406,090
Payable for investment securities purchased			18,615,138
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4			3,392,838
Payable for shares of Beneficial Interest redeemed			79,698
Accrued expenses			223,641
			22,717,405
Net Assets ($)			521,056,418
Composition of Net Assets ($):
Paid-in capital			473,806,164
Accumulated undistributed investment income—net			4,484,773
Accumulated net realized gain (loss) on investments			778,705
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions			41,986,776
Net Assets ($)			521,056,418

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	18,901,086	1,344,788	500,810,544
Shares Outstanding	1,124,875	81,074	29,745,995
Net Asset Value Per Share ($)	16.80	16.59	16.84

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended September 30, 2010

Investment Income ($):
Income:
Cash dividends (net of $893,824 foreign taxes withheld at source):
Unaffiliated issuers	11,355,954
Affiliated issuers	21,850
Total Income	11,377,804
Expenses:
Investment advisory fee—Note 3(a)	3,449,417
Shareholder servicing costs—Note 3(c)	669,330
Custodian fees—Note 3(c)	267,690
Accounting and administration fees—Note 3(a)	72,000
Professional fees	70,355
Registration fees	60,899
Trustees’ fees and expenses—Note 3(d)	20,268
Prospectus and shareholders’ reports	17,079
Distribution fees—Note 3(b)	9,832
Loan commitment fees—Note 2	2,480
Miscellaneous	39,883
Total Expenses	4,679,233
Less—reduction in fees due to
earnings credits—Note 3(c)	(2)
Net Expenses	4,679,231
Investment Income—Net	6,698,573
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,476,454
Net realized gain (loss) on forward foreign currency exchange contracts	(1,510,608)
Net Realized Gain (Loss)	10,965,846
Net unrealized appreciation (depreciation)
on investments and foreign currency transactions	5,357,732
Net unrealized appreciation (depreciation)
on forward foreign currency exchange contracts	(2,127,778)
Net Unrealized Appreciation (Depreciation)	3,229,954
Net Realized and Unrealized Gain (Loss) on Investments	14,195,800
Net Increase in Net Assets Resulting from Operations	20,894,373

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2010	2009[a]
Operations ($):
Investment income—net	6,698,573	4,231,813
Net realized gain (loss) on investments	10,965,846	(11,434,540)
Net unrealized appreciation
(depreciation) on investments	3,229,954	50,620,104
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,894,373	43,417,377
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(131,070)	(121,201)
Class C Shares	(8,639)	(7,177)
Class I Shares	(2,885,834)	(2,139,573)
Net realized gain on investments:
Class A Shares	—	(232,715)
Class C Shares	—	(11,568)
Class I Shares	—	(2,501,575)
Total Dividends	(3,025,543)	(5,013,809)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,676,967	13,883,301
Class C Shares	415,438	822,973
Class I Shares	194,598,875	279,789,080
Dividends reinvested:
Class A Shares	130,729	313,710
Class C Shares	8,590	18,063
Class I Shares	940,851	2,279,008
Cost of shares redeemed:
Class A Shares	(8,184,510)	(3,486,300)
Class C Shares	(287,112)	(98,801)
Class I Shares	(44,153,805)	(48,474,375)
Class R Shares	—	(5,738)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	153,146,023	245,040,921
Total Increase (Decrease) in Net Assets	171,014,853	283,444,489
Net Assets ($):
Beginning of Period	350,041,565	66,597,076
End of Period	521,056,418	350,041,565
Undistributed investment income—net	4,484,773	2,193,689

16

	Year Ended September 30,
	2010	2009[a]
Capital Share Transactions:
Class A
Shares sold	593,707	1,022,852
Shares issued for dividends reinvested	7,895	23,058
Shares redeemed	(513,536)	(251,777)
Net Increase (Decrease) in Shares Outstanding	88,066	794,133
Class C
Shares sold	25,679	57,661
Shares issued for dividends reinvested	523	1,330
Shares redeemed	(18,780)	(7,310)
Net Increase (Decrease) in Shares Outstanding	7,422	51,681
Class I
Shares sold	11,997,797	20,525,024
Shares issued for dividends reinvested	56,849	167,828
Shares redeemed	(2,716,420)	(3,677,286)
Net Increase (Decrease) in Shares Outstanding	9,338,226	17,015,566
Class R
Shares redeemed	—	(428)

a Effective as of the close of business on December 3, 2008, the fund no longer offers Class R shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.27	18.18	23.37
Investment Operations:
Investment income—net[b]	.21	.29	.14
Net realized and unrealized
gain (loss) on investments	.44	(1.57)	(5.20)
Total from Investment Operations	.65	(1.28)	(5.06)
Distributions:
Dividends from investment income—net	(.12)	(.16)	(.13)
Dividends from net realized gain on investments	—	(.47)	—
Total Distributions	(.12)	(.63)	(.13)
Net asset value, end of period	16.80	16.27	18.18
Total Return (%)[c]	3.99	(6.33)	(21.78)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32	1.52	2.35[e]
Ratio of net expenses to average net assets	1.32[f]	1.26	1.40[e]
Ratio of net investment income
to average net assets	1.29	2.27	1.61[e]
Portfolio Turnover Rate	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	18,901	16,864	4,412

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

18

	Year Ended September 30,
Class C Shares	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	16.17	18.14	23.37
Investment Operations:
Investment income—net[b]	.08	.26	.05
Net realized and unrealized
gain (loss) on investments	.45	(1.59)	(5.15)
Total from Investment Operations	.53	(1.33)	(5.10)
Distributions:
Dividends from investment income—net	(.11)	(.17)	(.13)
Dividends from net realized gain on investments	—	(.47)	—
Total Distributions	(.11)	(.64)	(.13)
Net asset value, end of period	16.59	16.17	18.14
Total Return (%)[c]	3.20	(6.67)	(21.95)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.11	1.83	6.42[e]
Ratio of net expenses to average net assets	2.11[f]	1.42	2.15[e]
Ratio of net investment income
to average net assets	.52	2.07	.49[e]
Portfolio Turnover Rate	64.45	115.69	105
Net Assets, end of period ($ x 1,000)	1,345	1,191	399

a	From March 31, 2008 (commencement of operations) to September 30, 2008.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended September 30,
Class I Shares	2010	2009	2008[a]	2007	2006[b]
Per Share Data ($):
Net asset value, beginning of period	16.27	18.21	26.94	21.51	20.00
Investment Operations:
Investment income—net[c]	.25	.30	.31	.35	.27
Net realized and unrealized
gain (loss) on investments	.45	(1.59)	(6.64)	5.41	1.54
Total from Investment Operations	.70	(1.29)	(6.33)	5.76	1.81
Distributions:
Dividends from investment income—net	(.13)	(.18)	(.35)	(.20)	(.30)
Dividends from net realized
gain on investments	—	(.47)	(2.05)	(.13)	—
Total Distributions	(.13)	(.65)	(2.40)	(.33)	(.30)
Net asset value, end of period	16.84	16.27	18.21	26.94	21.51
Total Return (%)	4.31	(6.32)	(25.80)	26.92	9.15[d]
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07	1.16	1.59	1.36	1.53[e]
Ratio of net expenses
to average net assets	1.07[f]	1.13	1.15	1.15	1.15[e]
Ratio of net investment income
to average net assets	1.57	2.41	1.33	1.45	1.63[e]
Portfolio Turnover Rate	64.45	115.69	105	87	84[d]
Net Assets, end of period ($ x 1,000)	500,811	331,986	61,779	49,134	33,354

a The fund commenced offering four classes of shares on March 31, 2008.The existing shares were redesignated Class
I and the fund added Class A, Class C and Class R shares.
b From December 21, 2005 (commencement of operations) to September 30, 2006.
c Based on average shares outstanding at each month end.
d Not annualized.
e Annualized.
f Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/Newton International Equity Fund (the “fund”) is a separate diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering twelve series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Capital Management Limited (“Newton”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in the following classes of shares: Class A, Class C and Class I. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial services providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no distribution or shareholder services fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to, the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

TheTrust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Trustees. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Trustees, certain fac-

22

tors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2010 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	515,572,142	—	—	515,572,142
Mutual Funds	15,643,594	—	—	15,643,594
Other Financial
Instruments:
Forward Foreign
Currency
Exchange
Contracts††	—	2,124,498	—	2,124,498
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency
Exchange
Contracts††	—	(3,392,838)	—	(3,392,838)

†	See Statement of Investments for country and industry classification.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at September 30, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new

24

and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended September 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	9/30/2009 ($)	Purchases ($)	Sales ($)	9/30/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	7,182,904	188,673,943	180,213,253	15,643,594	3.0

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). Prior to January 1, 2010, the fund paid dividends from investment income-net semi-annually.To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

26

Each of the tax years in the four-year period ended September 30, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2010, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $12,366,025 and unrealized appreciation $34,884,229.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2010 and September 30, 2009 were as follows: ordinary income $3,025,543 and $2,790,644 and long-term capital gains $0 and $2,223,165, respectively.

During the period ended September 30, 2010, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $1,381,946 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended September 30, 2010, the fund did not borrow under the Facilities.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .80% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has agreed, until February 1, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the direct expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, acquired fund fees and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets.There was no reduction in the investment advisory fee, pursuant to the undertaking, during the period ended September 30, 2010.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Dreyfus pays Newton a monthly fee at an annual percentage rate of the value of the fund’s average daily net assets.

The Trust entered into an agreement with The Bank of New York Mellon pursuant to which The Bank of New York Mellon provides administration and fund accounting services for the fund. For these services, the fund pays The Bank of NewYork Mellon a fixed fee plus asset and transaction based fees, as well as out-of-pocket expenses. Pursuant to this agreement, the fund was charged $72,000 during the period ended September 30, 2010 for administration and fund accounting services.

During the period ended September 30, 2010, the Distributor retained $3,633 from commissions earned on sales of the fund’s Class A shares and $1,032 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended September 30, 2010, Class C shares were charged $9,832 pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average

28

daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2010, Class A and Class C shares were charged $46,348 and $3,277, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2010, the fund was charged $3,087 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under cash management agreements for performing cash management services related to fund subscriptions and redemptions. During the period ended September 30, 2010, the fund was charged $408 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended September 30, 2010, the fund was charged $267,690 pursuant to the custody agreement.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended September 30, 2010, the fund was charged $6,380 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $341,324, Rule 12b-1 distribution plan fees $815, shareholder services plan fees $4,032, custodian fees $57,498, chief compliance officer fees $1,783 and transfer agency per account fees $638.

(d) Prior to January 1, 2010, each Trustee received $45,000 per year, plus $6,000 for each joint Board meeting of the Trust, The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Funds Trust, The Dreyfus/Laurel Tax-Free Municipal Funds and Dreyfus Funds, Inc. (collectively, the “Board Group Open-End Funds”) attended, $2,000 for separate in-person committee meetings attended which were not held in conjunction with a regularly scheduled Board meeting and $1,500 for Board meetings and separate committee meetings attended that were conducted by telephone. Effective January 1, 2010, the Board Group Open-End Funds will pay each Trustee who is not an “interested person” of the Trust (as defined in the Act) $60,000 per annum, plus $7,000 per joint Board Group Open-End Funds Board meeting attended, $2,500 for separate in-person committee meetings attended which are not held in conjunction with a regularly scheduled Board meeting and $2,000 for Board meetings and separate committee meetings attended that are conducted by telephone. The Board Group Open-End Funds also reimburse eachTrustee who is not an “interested person” of the Trust (as defined in the Act) for travel and out-of-pocket expenses.With respect to Board meetings, the Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). With respect to compensation committee meetings prior to January 1, 2010, the Chair of the compensation committee received $900 per compensation committee meeting, and, effective January 1, 2010, the Chair of each of the Board’s committees, unless the Chair also serves as Chair of the Board, will receive $1,350 per applicable committee meeting. In the event that there is an in-person joint committee meeting or a joint telephone meeting of the Board

30

Group Open-End Funds and Dreyfus High Yield Strategies Fund, the $2,000 or $1,500 fee (prior to January 1, 2010) or the $2,500 or $2,000 fee (effective January 1, 2010), as applicable, is allocated between the Board Group Open-End Funds and Dreyfus High Yield Strategies Fund. The Trust’s portion of these fees and expenses are charged and allocated to each series based on net assets.

(e) A 2% redemption fee was charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance, subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2010, redemption fees charged and retained by the fund amounted to $16,866.

Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged before the end of the required holding period.The fund reserves the right to reimpose a redemption fee in the future.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended September 30, 2010, amounted to $432,047,639 and $267,536,493, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as“hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average market value and percentage of average net assets of derivatives outstanding for the period ended September 30, 2010:

		Average
	Value ($)	Net Assets (%)
Forward contracts	200,143,763	46.42

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at September 30, 2010:

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) ( Depreciation) ($)
Purchases:
Australian Dollar,
Expiring 10/5/2010	696,994	676,262	673,678	(2,584)
Australian Dollar,
Expiring 11/12/2010	7,429,730	6,115,407	7,142,700	1,027,293
Brazilian Real,
Expiring 10/1/2010	244,212	145,755	145,755	—

32

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Brazilian Real,
Expiring 10/1/2010	215,782	128,787	128,787	—
British Pound,
Expiring 10/1/2010	1,131,252	1,790,432	1,777,077	(13,355)
British Pound,
Expiring 10/15/2010	8,259,000	13,121,395	12,972,626	(148,769)
British Pound,
Expiring 1/14/2011	2,959,074	4,701,197	4,644,930	(56,267)
Canadian Dollar,
Expiring 10/1/2010	122,495	119,110	119,054	(56)
Euro,
Expiring 10/1/2010	807,047	1,100,014	1,100,209	195
Hong Kong Dollar,
Expiring 10/4/2010	3,884,851	500,812	500,699	(113)
Japanese Yen,
Expiring 10/4/2010	215,666,466	2,576,408	2,583,451	7,043
Japanese Yen,
Expiring 10/5/2010	159,982,239	1,919,878	1,916,414	(3,464)
Japanese Yen,
Expiring
10/15/2010	434,890,000	5,152,115	5,210,184	58,069
Japanese Yen,
Expiring
11/12/2010	545,782,000	6,465,845	6,540,543	74,698
Japanese Yen,
Expiring 1/14/2011	404,583,000	4,776,377	4,852,803	76,426
Norwegian Krone,
Expiring 10/1/2010	598,535	102,078	101,772	(306)
Polish Zloty,
Expiring 10/1/2010	296,029	101,415	101,839	424
Singapore Dollar,
Expiring 10/4/2010	70,515	53,599	53,619	20
Singapore Dollar,
Expiring 10/15/2010	11,997,683	8,658,704	9,122,537	463,833
Singapore Dollar,
Expiring 10/15/2010	4,852,129	3,479,975	3,689,356	209,381
Singapore Dollar,
Expiring 10/15/2010	6,409,731	4,667,733	4,873,692	205,959
Swiss Franc,
Expiring 10/1/2010	1,695,657	1,736,464	1,725,596	(10,868)
Swiss Franc,
Expiring 10/4/2010	238,419	244,107	242,629	(1,478)
Thai Baht,
Expiring 10/4/2010	2,441,274	80,384	80,384	—

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

	Foreign			Unrealized
Forward Foreign Currency	Currency			Appreciation
Exchange Contracts	Amounts	Cost ($)	Value ($) (Depreciation) ($)
Purchases (continued):
Thai Baht,
Expiring 10/4/2010	6,165,733	203,021	203,021	—
Sales:		Proceeds ($)
Australian Dollar,
Expiring 11/12/2010	7,354,958	6,465,845	7,070,817	(604,972)
British Pound,
Expiring 10/4/2010	68,397	108,601	107,444	1,157
British Pound,
Expiring 10/15/2010	5,981,000	8,658,704	9,394,513	(735,809)
British Pound,
Expiring 10/15/2010	2,278,000	3,479,975	3,578,114	(98,139)
British Pound,
Expiring 1/14/2011	3,115,890	4,776,377	4,891,087	(114,710)
Japanese Yen,
Expiring
10/15/2010	434,890,000	4,667,733	5,210,184	(542,451)
Japanese Yen,
Expiring
11/12/2010	545,782,000	6,115,407	6,540,543	(425,136)
Japanese Yen,
Expiring 1/14/2011	404,583,000	4,701,197	4,852,803	(151,606)
Singapore Dollar,
Expiring 10/15/2010	17,673,434	13,121,396	13,438,141	(316,745)
Singapore Dollar,
Expiring 10/15/2010	6,990,227	5,152,115	5,315,077	(162,962)
South African Rand,
Expiring 10/5/2010	21,813,280	3,127,963	3,129,483	(1,520)
South African Rand,
Expiring 10/6/2010	13,481,095	1,932,563	1,934,091	(1,528)
Gross Unrealized
Appreciation				2,124,498
Gross Unrealized
Depreciation				(3,392,838)

At September 30, 2010, the cost of investments for federal income tax purposes was $496,773,318; accordingly, accumulated net unrealized appreciation on investments was $34,442,418, consisting of $61,672,943 gross unrealized appreciation and $27,230,525 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dreyfus/Newton International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Dreyfus/Newton International Equity Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statement of investments as of September 30, 2010, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years in the two-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the periods in the three-year period ended September 30, 2008 were audited by other independent registered public accountants whose report thereon, dated November 28, 2008, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/Newton International Equity Fund as of September 30, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
November 24, 2010

The Fund 35

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund designates the maximum amount allowable but not less than $12,250,589 as income sourced from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund designates the maximum amount allowable but not less than $757,452 as taxes paid from foreign countries for the fiscal year ended September 30, 2010 in accordance with Section 853(a) of the Internal Revenue Code.Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2010 calendar year with Form 1099-DIV which will be mailed by early 2011. Also, the fund designates the maximum amount allowable, but not less than $3,025,543 as ordinary income dividends paid during the fiscal year ended September 30, 2010 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code.

36

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 37

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

J.Tomlinson Fort, Emeritus Board Member

38

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since
January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since February 1988.

PHILLIP N. MAISANO, Executive Vice
President since December 2008.

Chief Investment Officer,Vice Chair and a director of the Manager, and an officer of 76 investment companies (comprised of 170 portfolios) managed by the Manager. Mr. Maisano also is an officer and/or Board member of certain other investment management subsidiaries of The Bank of New York Mellon Corporation, each of which is an affiliate of the Manager. He is 63 years old and has been an employee of the Manager since November 2006. Prior to joining the Manager, Mr. Maisano served as Chairman and Chief Executive Officer of EACM Advisors, an affiliate of the Manager, since August 2004.

MICHAEL A. ROSENBERG, Vice President
and Secretary since December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and
Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 37 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since
December 2008.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President
and Assistant Secretary since
January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 35 years old and has been an employee of the Manager since February 2001.

The Fund 39

OFFICERS OF THE FUND (Unaudited) (continued)

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
December 2008.

Assistant General Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 47 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and
Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since August 2001.

ROBERT R. MULLERY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President
and Assistant Secretary since
December 2008.

Managing Counsel of BNY Mellon, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since
December 2008.

Director –Mutual Fund Accounting of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer
since December 2008.

Senior Accounting Manager –Money Market and Municipal Bond Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer
since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since June 1989.

40

ROBERT SVAGNA, Assistant Treasurer
since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 77 investment companies (comprised of 195 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (77 investment companies, comprised of 195 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 53 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

NATALIA GRIBAS, Anti-Money Laundering
Compliance Officer since July 2010.

Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 73 investment companies (comprised of 191 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Distributor since September 2008.

The Fund 41

For More Information

Telephone Call your financial representative or 1-800-554-4611
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $226,300 in 2009 and $226,300 in 2010.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $47,300 in 2009 and $38,700 in 2010. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $22,500 in 2009 and $22,500 in 2010. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2009 and $0 in 2010.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2009 and $0 in 2010.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2009 and $0 in 2010.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were  $5,463,990 in 2009 and $4,755,000 in 2010.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

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Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: November 22, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: November 22, 2010

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

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